                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A
                                (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO. _____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [ ] Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                               STEREOTAXIS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)
                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box)

[X]  No Fee required.

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       (1) Title of each class of securities to which transaction applies.

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       (2) Aggregate number of securities to which transaction applies:

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       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

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       (4) Proposed maximum aggregate value of transaction:
                                                           ---------------------
       (5) Total fee paid:
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[ ]  Fee paid previously with preliminary materials:

-----------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
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                        --------------------------------------------------------
       (4) Date Filed:
                      ----------------------------------------------------------

* Set forth the amount on which the filing fee is calculated and state how it was determined.

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                              [Stereotaxis Logo]

                                               STEREOTAXIS, INC.
                                               4320 Forest Park Avenue
                                               Suite 100
                                               St. Louis, Missouri 63108
                                               (314) 678-6100

                                April 23, 2007

Dear Stockholder:

       You are cordially invited to attend the Company's Annual Meeting of Stockholders on May 24, 2007. We will hold the meeting at 9:00 a.m. Central Daylight Time at 4320 Forest Park Avenue, Suite 100, St. Louis, Missouri 63108. In connection with the meeting, we enclose a notice of the meeting, a proxy statement and a proxy card. Detailed information relating to the Company's activities and operating performance is contained in our 2006 Annual Report to Stockholders and Form 10-K, which are also enclosed.

       At the meeting you will be asked to elect four directors, approve an amendment to our 2002 Stock Incentive Plan to increase the number of shares reserved for issuance thereunder by 1,000,000 shares and approve the plan for IRS Section 162(m) purposes, ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the Company's current fiscal year, and transact such other business as may properly come before the meeting.

       Whether or not you plan to attend the Annual Meeting of Stockholders, we encourage you to vote your shares. If your shares are held in the name of a bank, broker or other holder of record, you must present proof of your ownership, such as a bank or brokerage account statement, to be admitted to the meeting. All stockholders must also present a form of personal identification in order to be admitted to the meeting. You may vote by mail, Internet, telephone, or in person at the meeting.

       On behalf of the entire board, we look forward to seeing you at the meeting.

                                          Sincerely,

                                          /s/ Fred A. Middleton
                                          ---------------------
                                          Fred A. Middleton
                                          Chairman of the Board of Directors

                              [Stereotaxis Logo]

                                                    STEREOTAXIS, INC.
                                                    4320 Forest Park Avenue
                                                    Suite 100
                                                    St. Louis, Missouri
                                                    63108
                                                    (314) 678-6100

                  -------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 24, 2007

                  -------------------------------------------

       The Annual Meeting of Stockholders of Stereotaxis, Inc. will be held at 4320 Forest Park Avenue, Suite 100, St. Louis, Missouri, on Thursday, May 24, 2007, at 9:00 a.m., Central Daylight Time, for the following purposes:

   1.  To elect four directors to serve until our 2010 Annual Meeting;

   2. To approve an amendment to the our 2002 Stock Incentive Plan to increase the number of shares reserved for issuance thereunder by 1,000,000 shares and approve the plan for IRS Rule 162(m) purposes;

   3. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2007; and

   4. To transact such other business as may properly come before the meeting.

       We first began delivering to all stockholders of record this proxy statement and the accompanying form of proxy on April 23, 2007. We sent our Annual Report for the fiscal year ended December 31, 2006, including Form 10-K, but excluding exhibits, to stockholders at the same time.

                                             By Order of the Board of Directors,
                                             STEREOTAXIS, INC.

                                             /s/ James L. Nouss, Jr.
                                             -----------------------
                                             James L. Nouss, Jr.
                                             Secretary

St. Louis, Missouri
April 23, 2007

                             IMPORTANT NOTICE
                     PLEASE VOTE YOUR SHARES PROMPTLY


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
               ------------------------------------------------

                               TABLE OF CONTENTS

               ------------------------------------------------

                                                                           Page
                                                                           ----
I.       QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING.......................1
II.      PROPOSAL I: ELECTION OF DIRECTORS....................................3
III.     DIRECTORS AND EXECUTIVE OFFICERS.....................................4
IV.      DIRECTOR AND EXECUTIVE COMPENSATION.................................11
V.       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT......23
VI.      AUDIT COMMITTEE.....................................................28
VII.     PROPOSAL II: AMENDMENT OF THE 2002 STOCK INCENTIVE PLAN.............29
VIII.    PROPOSAL III: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC
         ACCOUNTANTS.........................................................35
IX.      PRINCIPAL ACCOUNTING FEES AND SERVICES..............................36
X.       CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS................36
XI.      STOCK PRICE PERFORMANCE GRAPH.......................................38
XII.     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.............39
XIII.    GENERAL INFORMATION.................................................39


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               I. QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q. WHY AM I RECEIVING THESE MATERIALS?

The Board of Directors of Stereotaxis, Inc. (the "Company") is soliciting proxies from the Company's stockholders in connection with its 2007 Annual Meeting of Stockholders to be held on Thursday, May 24, 2007, and any and all adjournments thereof. These materials were first sent to our stockholders on or about April 23, 2007. You are encouraged to vote on the proposals presented in these proxy materials. You are invited to attend the annual meeting, but you do not have to attend to vote.

Q. WHEN AND WHERE IS THE ANNUAL MEETING?

We will hold the annual meeting of stockholders on Thursday, May 24, 2007, at 9:00 a.m., Central Daylight Time, at 4320 Forest Park Avenue, Suite 100, St. Louis, Missouri 63108.

Q. WHO IS ENTITLED TO VOTE AT THE MEETING?

You are entitled to vote (in person or by proxy) if you were a stockholder of record of shares of our common stock at the close of business on March 27, 2007, the record date for the meeting. On March 27, 2007, there were 36,806,643 shares of our common stock outstanding and entitled to vote and no shares of our preferred stock outstanding.

Q. WHAT AM I BEING ASKED TO VOTE ON AT THE MEETING?

We are asking our stockholders to (1) elect four Class III directors to serve until our 2010 Annual Meeting of Stockholders (2) approve an amendment to our 2002 Stock Incentive Plan to increase the number of shares reserved for issuance thereunder by 1,000,000 shares and approve the plan for IRS Rule 162(m) purposes and (3) ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2007 fiscal year.

Q. HOW DO I VOTE?

Whether or not you expect to be present in person at the annual meeting, you are requested to vote your shares. Most stockholders will be able to choose whether they wish to vote using the Internet, by telephone or mail. The availability of Internet voting or telephone voting for stockholders whose shares are held in street name by a bank or a broker may depend on the voting processes of that organization. If you vote using the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible. Internet and telephone voting facilities will be available 24 hours a day and will close at 5:00 p.m., Central Daylight Time, on May 23, 2007. If you vote using the Internet or by telephone, you do not need to return your proxy card.

* Internet - The website for Internet voting is https://www.proxypush.com/stxs. Please have your proxy card available and follow the simple instructions on the screen.

* Telephone - The toll-free telephone number for telephone voting is 866-813-1449. Please have your proxy card available and follow the simple recorded instructions.

* Mail - Please complete, sign, date, and return the enclosed form of proxy. The shares represented thereby will be voted in accordance with your instructions.

* In-person - You may vote by ballot.

If you do not attend the meeting, your shares of common stock may be voted only when represented by a properly executed proxy. If you hold your shares in street name through a bank or broker, your bank or broker will send you a separate package describing the procedures and options for voting your shares.

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Q. WHAT IF I WANT TO CHANGE MY VOTE?

If you are a stockholder of record, you can revoke your proxy at any time before it is exercised by:

* timely delivery of a properly executed, later-dated proxy;

* submission of a later vote by Internet or telephone any time prior to 5:00 p.m., Central Daylight Time, on May 23, 2007;

* delivery of a written revocation of your proxy to our Secretary; or

* voting by ballot at the meeting.

If your shares are held in the name of a bank or brokerage firm, you may change your vote by submitting new voting instructions to your bank or broker. If your bank or broker permits you to vote by Internet or telephone, you may also be permitted to change your vote by Internet or telephone, depending on the processes of that organization.

Q. WHAT VOTE OF THE STOCKHOLDERS IS NEEDED?

No business can be conducted at the annual meeting unless a majority of the outstanding shares of common stock entitled to vote is present in person or represented by proxy at the meeting. Each share of our common stock is entitled to one vote with respect to each matter on which it is entitled to vote. A plurality of the shares entitled to vote and present in person or by proxy at the meeting must be voted "FOR" a director nominee. A majority of shares entitled to vote and present in person or by proxy at the meeting must be voted "FOR" the approvals relating to the 2002 Stock Incentive Plan, "FOR" the ratification of Ernst & Young LLP as our independent registered public accounting firm for the 2007 fiscal year and "FOR" such other business as may properly come before the meeting.

Q. WHAT DO I DO IF MY SHARES OF COMMON STOCK ARE HELD IN "STREET NAME" AT A BANK OR BROKERAGE FIRM?

If your shares are held in street name by a bank or brokerage firm as your nominee, your bank or broker will send you a separate package describing the procedure for voting your shares. You should follow the instructions provided by your bank or brokerage firm.

Q. WHAT HAPPENS IF I RETURN MY SIGNED PROXY CARD BUT FORGET TO INDICATE HOW I WANT MY SHARES OF COMMON STOCK VOTED?

If you sign, date and return your proxy and do not mark how you want to vote, your proxy will be counted as a vote "FOR" all of the nominees for directors, "FOR" the approvals relating to the 2002 Stock Incentive Plan and "FOR" the ratification of our independent registered public accounting firm, and in the discretion of the proxy holders for such other business as may properly come before the meeting.

Q. WHAT HAPPENS IF I DO NOT INSTRUCT MY BROKER HOW TO VOTE OR IF I MARK "ABSTAIN" ON THE PROXY?

If you mark your proxy "abstain," your vote will have the same effect as a vote against the proposal or the election of the applicable director. If you do not instruct your broker how to vote, your broker will vote your shares for you at his or her discretion on routine matters such as the election of directors and ratification of the independent registered public accounting firm. Broker non-votes with respect to a matter will not be considered as present and entitled to vote with respect to that matter and thus will have no effect on the vote for that matter.

The approval of the amendment to the 2002 Stock Incentive Plan is a non-routine matter. Therefore, unless you give specific instructions to your broker regarding voting on the approval of the amendment, your broker will be unable to vote your shares on that matter. Non-voted shares on non-routine matters are "broker non-votes".

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Q. WHAT DO I NEED TO DO IF I PLAN TO ATTEND THE MEETING IN PERSON?

If your shares are held in the name of a bank, broker or other holder of record, you must present proof of your ownership, such as a bank or brokerage account statement, to be admitted to the meeting. All stockholders must also present a form of personal identification in order to be admitted to the meeting.

                    II. PROPOSAL I: ELECTION OF DIRECTORS

       Under the Company's restated certificate of incorporation, the number of directors shall be fixed by the board of directors in the manner provided in the Company's bylaws. Under the Company's restated bylaws, subject to the rights of the holders of any series of preferred stock, the number of directors of the Company may be fixed or changed from time to time by resolution of a majority of the board of directors; provided the number shall be no less than three (3) and no more than fifteen (15), or, if the number is not fixed, the number shall be ten (10). Currently, we have authorized a thirteen (13) member board of directors. Under the Company's restated bylaws, the directors are divided into three (3) classes, Class I, Class II and Class III, each class to be as nearly equal in number as possible. The term of office of each director shall be until the third annual meeting following his or her election and until the election and qualification of his or her successor.

       The nominating and corporate governance committee of the board of directors has nominated the Class III Directors, Fred A. Middleton, William
M. Kelley, William C. Mills, III and Bevil J. Hogg, to serve as directors until the 2010 Annual Meeting of Stockholders. Certain information with respect to the nominees for election and the other directors whose terms of office as directors will continue after the Annual Meeting of Stockholders is set forth under the heading "Directors and Officers" below. Proxies cannot be voted for a greater number of persons than the number of nominees named in each Class.

       The board of directors does not contemplate that any of the nominees will be unable to stand for election, but should any nominee become unable to serve or for good cause will not serve, all proxies (except proxies marked to the contrary) will be voted for the election of a substitute nominee as our board may recommend.

                         ----------------------------

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF
                        THE NAMED NOMINEES AS DIRECTORS

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                   III. DIRECTORS AND EXECUTIVE OFFICERS

       Set forth below is the name, age, position and a brief account of the business experience of each of the executive officers, directors, nominees and key employees of the Company. There are no family relationships between any of our directors and executive officers.


 NAME                                     AGE     POSITION(S)

 Bevil J. Hogg                            58      Chief Executive Officer, Director

 Michael P. Kaminski                      47      President and Chief Operating Officer

 James M. Stolze                          63      Chief Financial Officer and Vice President

 Douglas M. Bruce                         49      Senior Vice President, Research & Development

 Melissa C. Walker                        50      Senior Vice President, Regulatory, Quality, and Compliance

 Ruchir Sehra, M.D.                       38      Vice President, Clinical Affairs and Chief Medical Officer

 Fred A. Middleton                        57      Chairman of the Board of Directors

 Abhi Acharya, Ph.D.                      66      Director

 Christopher Alafi, Ph.D.                 43      Director

 David W. Benfer                          60      Director

 Ralph G. Dacey, Jr., M.D.                58      Director

 Gregory R. Johnson, Ph.D.                63      Director

 William M. Kelley                        71      Director

 Abhijeet J. Lele                         41      Director

 Robert J. Messey                         61      Director

 William C. Mills, III                    51      Director

 Eric N. Prystowsky, M.D.                 59      Director

       CLASS III DIRECTORS (TERMS EXPIRING AT THE 2007 ANNUAL MEETING; NOMINEES FOR REELECTION TO THE BOARD AT THE 2007 MEETING)

       Bevil J. Hogg has served as our Chief Executive Officer and a director since June 1997. Prior to February 2007, he also served as our President; Mr. Hogg retired from that position concurrent with the appointment of Michael Kaminski, our Chief Operating Officer, to President and Chief Operating Officer. From 1994 through 1996, Mr. Hogg served as President and Chief Executive Officer of Everest & Jennings International Ltd., a manufacturer of wheelchairs and other hospital, home care and nursing home products. Prior to Everest & Jennings, he was a founder or co-founder of three companies, including Trek Bicycle Corporation. Mr. Hogg received a Diplome Superior d'Etudes Francaises from the Sorbonne (University of Paris, France).

       Fred A. Middleton has served as the Chairman of our board of directors since June 1990. Mr. Middleton has been a General Partner in Sanderling Ventures since 1987. Prior to that time, he was an independent investor in the biomedical field. From 1984 to 1986, Mr. Middleton was Managing General Partner of Morgan Stanley Ventures. He joined Genentech, Inc. in 1978 and was a part of the management team in the company's early formative period, assisting in developing its strategy and holding a variety of roles including Vice Presidencies of Finance, Administration, and Corporate Development, and Chief Financial Officer. Mr. Middleton also served as President of Genentech Development Corporation. Prior to that time, he served as a consultant with McKinsey & Company and as a Vice President of Chase Manhattan Bank. Mr. Middleton holds an M.B.A. from Harvard University and a B.S. degree in Chemistry from the Massachusetts Institute of Technology.

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       William M. Kelley has served as a director since January 2003. Mr.
Kelley has served as the Chairman Emeritus of Hill-Rom Company since July 2005 and prior to that time held the position of Chairman since 1995. He also currently serves as President of Advisors to Healthcare Suppliers. While at Hill-Rom, Mr. Kelley also served as President and CEO from 1992 to 1995, Sr. Vice President, Sales and Operations from 1989 to 1992 and Sr. Vice President, Sales and Marketing from 1980 to 1989. He currently serves on the board of Barton Medical Corporation and the advisory boards of Emmi Solutions, LLC and American Healthcare Solutions. He has been honored numerous times for his contributions to the healthcare industry including as an Honorary Fellow of the American College of Health Care Executives. He was educated at Hanover College and George Washington University.

       William C. Mills, III has served as a director since June 2000. In August 2004, Mr. Mills became a managing member of a new management company being formed by EGS Healthcare Capital Partners to manage EGS Private Healthcare Partnership III. Before joining EGS, Mr. Mills was a Partner in the Boston office of Advent International, a venture capital firm, for five years. At Advent, he was co-responsible for healthcare venture capital investments and focused on investments in the medical technology and biopharmaceutical sectors. He has over 26 years of venture capital experience. Before joining Advent, Mr. Mills spent over 11 years with the Venture Capital Fund of New England where he was a General Partner. Prior to that, he spent seven years at PaineWebber Ventures/Ampersand Ventures as Managing General Partner. Currently, he is a member of the Board of Managers of Ascension Health Ventures. Mr. Mills received his A.B. in Chemistry, cum laude, from Princeton University, his S.M. in Chemistry from the Massachusetts Institute of Technology and his M.S. in Management from MIT's Sloan School of Management.

       CLASS I DIRECTORS (TERMS EXPIRING AT THE 2008 ANNUAL MEETING)

       Abhi Acharya, Ph.D. has served as a director since February 2005. Dr. Acharya is currently self-employed as a consultant in the medical device industry. From 1994 to 1997, he was the Vice President Regulatory Affairs, Quality Assurance and Clinical Research at Target Therapeutics and from 1993 to 1994, he was a Senior Technical Advisor at Biometric Research Institute. From 1977 to 1993, Dr. Acharya held various positions at the U.S. Food and Drug Administration including Director of the Division of Cardiovascular, Respiratory and Neurological Devices. He currently serves as a director at Neomend, Inc, InfraReDx, Inc. and Regen Biologics after having previously served as a director of Somnus Medical Technologies, Inc. Dr. Acharya holds a B. Tech degree in Metallurgical Engineering from the Indian Institute of Technology (Kharagpur, India) and an M.S. and Ph.D. in Biomaterials Engineering from Northwestern University.

       David W. Benfer has served as a director since February 2005. Since 1999, Mr. Benfer has served as President and Chief Executive Officer of Saint Raphael Healthcare System and the Hospital of Saint Raphael, New Haven, Connecticut. Previously, he was the President and Chief Executive Officer of the Provena-Saint Joseph/Morris Health Network in Joliet, Illinois from 1992 to 1999. Mr. Benfer served as Senior Vice President for Hospital and Urban Affairs for the Henry Ford Health System in Detroit and Chief Executive Officer of the Henry Ford Hospital from 1985 to 1992. He served as the Chairman of the American College of Healthcare Executives
(ACHE) from 1998 to 1999 and on their Board of Governors from 1992 to 2000. Mr. Benfer was named a Fellow of ACHE in 1981 and serves on the Board of the Catholic Health Association. He earned his B.S.B.A. from Wittenburg University and his M.B.A. from Xavier University.

       Gregory R. Johnson, Ph.D., has served as a director since October 1994. Currently, Dr. Johnson is a Managing Director of Prolog Ventures, LLC, a life sciences focused venture capital management firm based in St. Louis. Dr. Johnson organized Prolog in 2000 following 13 years as a General Partner with Gateway Associates. Prior to joining Gateway, Dr. Johnson served as Vice President of Monsanto Venture Capital Company. Currently, Dr. Johnson is a director of Akermin, Inc., EraGen Biosciences, Inc., Everest Biomedical Instruments Company, Kereos, Inc. and Singulex, Inc. Dr. Johnson received a Ph.D. and M.A. in Physics from the University of Rochester and a B.S. in Physics from the Massachusetts Institute of Technology.

       Eric N. Prystowsky, M.D. has served as a director since February 2007. Dr. Prystowsky is currently the Director of the Clinical Electrophysiology Laboratory at St. Vincent Hospital in Indianapolis, Indiana, as well as a Consulting Professor of Medicine at Duke University Medical Center. He chairs the American Board of Internal Medicine's test writing committee for the Electrophysiology Board Certification Examination and also serves as

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Editor-in-Chief of the Journal of Cardiovascular Electrophysiology. Dr.
Prystowsky also serves on the Board of Directors of CardioNet, a privately held cardiac rhythm services company. From 1979 to 1986, Dr. Prystowsky served as a full time faculty member at the Indiana University School of Medicine, where he was Director of the Electrophysiology Laboratory. He graduated from Pennsylvania State University in 1969 and the Mt. Sinai School of Medicine in 1973. Dr. Prystowsky completed his internal medicine training at Mt. Sinai Hospital, in New York City, and his training in cardiology and clinical electrophysiology at Duke University Medical Center.

       CLASS II DIRECTORS (TERMS EXPIRING AT THE 2009 ANNUAL MEETING)

       Christopher Alafi, Ph.D., has served as a director since August 2000. Dr. Alafi has been a General Partner of Alafi Capital Company, LLC, a venture capital firm, since 1995. He was previously a Physiology and Anatomy teacher at Santa Monica College, a visiting scholar at Stanford University (Chemistry Department) and a researcher at DNAX. Dr. Alafi received a B.A. in Biology from Pomona College and a D.Phil. in Biochemistry from the University of Oxford.

       Ralph G. Dacey, Jr., M.D., has served as a director since March 2003. Dr. Dacey has been the Chairman of Neurosurgery at Washington University in St. Louis since 1989. Prior to joining Washington University, he was an Assistant Professor of Neurological Surgery at the University of Washington and a Professor and Chief of the Division of Neurosurgery at the University of North Carolina at Chapel Hill. Dr. Dacey received his B.A. from Harvard University and his M.D. from the University of Virginia School of Medicine. He has served as the Secretary of the American Board of Neurological Surgeons and is a voting member of the American Board of Medical Specialties. Dr. Dacey is also the Chairman of our Scientific Advisory Board and served as Principal Investigator of our first Human Clinical Trial (frontal lobe biopsy).

       Abhijeet J. Lele has served as a director since April 2004. Mr. Lele is a General Partner of EGS Healthcare Capital Partners, a venture capital firm based in Rowayton, Connecticut, focusing on investments in medical device, biopharmaceutical and specialty pharmaceutical companies. He joined EGS in 1998, after spending four years in the health care practice of McKinsey & Company. Before McKinsey, Mr. Lele held operating positions with Lederle Laboratories, Progenics Pharmaceuticals and Clontech Laboratories. He is currently a director of Medarex, Inc., EP MedSystems, CryoCath Technologies, OptiScan Biomedical and Ekos Corporation. Mr. Lele received his M.A. in molecular biology from Cambridge University and his M.B.A. with distinction from Cornell University.

       Robert J. Messey has served as a director since May 2005. Mr. Messey has served as the Senior Vice President and Chief Financial Officer of Arch Coal, Inc. since December 2000. Prior to joining Arch Coal, he served as the Vice President of Financial Services of Jacobs Engineering Group, Inc. from 1999 to 2000 and as Senior Vice President and Chief Financial Officer of Sverdrup Corporation from 1992-1999. Mr. Messey was an audit partner at Ernst & Young from 1981 to 1992. He currently serves as a director and chairman of the audit committee of Baldor Electric Company. Mr. Messey earned his B.S.B.A. from Washington University.

       EXECUTIVE OFFICERS

       Michael P. Kaminski has served as our Chief Operating Officer since he joined the Company in April 2002. Mr. Kaminski was named President in February 2007, and will continue to retain the title Chief Operating Officer. Prior to joining the Company, Mr. Kaminski spent nearly 20 years with Hill-Rom Company (Hillenbrand Industries). In his last position with Hill-Rom, Mr. Kaminski served as Senior Vice President of North American Sales and Service. Prior to that, he served as General Manager of the Acute Care Hospital Division of Hill-Rom. Mr. Kaminski earned an M.B.A. from Xavier University and a B.S. in Marketing from Indiana University.

       James M. Stolze has served as our Vice President and Chief Financial Officer since he joined the Company in May 2004. Prior to joining the Company, Mr. Stolze spent eight years as Executive Vice President and Chief Financial Officer of MEMC Electronic Materials, Inc., from 1995 to 2003. Prior to MEMC, Mr. Stolze was an audit partner with KPMG LLP. Mr. Stolze currently sits on the board of directors and audit committee of ESCO Technologies, Inc., a public company listed on the New York Stock Exchange. Mr. Stolze earned an M.B.A. from the University of

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

Michigan and a B.S. in Mechanical Engineering from the University of Notre Dame and is a certified public accountant.

       Douglas M. Bruce has served as our Senior Vice President, Research & Development since he joined the Company in May 2001. Prior to joining the Company, Mr. Bruce was Vice President, Product Development and Marketing, for Intuitive Surgical, a developer and manufacturer of computer-enhanced minimally invasive surgery systems, from 1997 to 2001. Prior to Intuitive Surgical, Mr. Bruce was a Vice President of Engineering at Acuson Corp, a manufacturer of diagnostic ultrasound systems, and has held positions in mechanical, process and manufacturing engineering at Tandon Corp, ISS Sperry Univac and IBM. Mr. Bruce received a M.S. in Mechanical Engineering from Santa Clara University and a B.S. in Mechanical Engineering from the University of California at Berkeley.

       Melissa C. Walker has served as our Senior Vice President, Regulatory, Quality, and Compliance since March 2006. From 2005 to March 2006 she served as our Vice President, Regulatory Affairs and Quality Systems, and, since joining the Company in 2001 to 2005 she served as our Vice President Regulatory, Quality, and Clinical Affairs. Prior to joining the Company, Ms. Walker led the global regulatory team at Bausch & Lomb Surgical, Inc., a subsidiary of Bausch & Lomb, Inc. and a leading manufacturer of surgical instruments for the eye, from 1997 to 2000. Prior to Bausch & Lomb Surgical, Inc., Ms. Walker was Director of Regulatory Affairs at Ethicon Endo-Surgery, Inc., a Johnson & Johnson Company and a recognized leader in the manufacture of surgical instruments used for minimally invasive surgery, from 1992 to 1997. Ms. Walker served on the board of directors for the Regulatory Affairs Professionals Society from 1997 to 2002 and was formerly the Board Chairman. Ms. Walker received a M.S. degree in Zoology and a B.S. in Biology from East Texas State University.

       Ruchir Sehra, M.D., has served as our Vice President and Chief Medical Officer since joining the Company in 2005. Prior to joining the Company, Dr. Sehra spent nearly two years as Vice President of Clinical Affairs and Medical Director for CryoCor, Inc. a privately held cardiac medical device manufacturer. Prior to his employment at CryoCor, Dr. Sehra served from 1999 to 2004 as Associate Professor of Pediatrics and Medicine at Loma Linda University where he practiced full time electrophysiology and was Director of Business Operations for an 85 physician practice. Dr. Sehra received his B.A. from Wabash College and his M.D. from Indiana University School of Medicine. He also received an MBA from the University of California, Irvine. He is a fellow of the American College of Cardiology.

CORPORATE GOVERNANCE

       Our board of directors has determined that each of our directors, other than Mr. Hogg, and each member of the audit committee, compensation committee, and nominating and corporate governance committee is independent under the rules of the Nasdaq Global Market. As a result, our board currently has a majority of independent directors consistent with the rules of the Nasdaq Global Market. Our independent directors have regularly scheduled meetings at which only the independent directors are present.

       Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee and adopted charters for each of these committees. We believe that the composition of each of these committees meets the criteria for independence under, and the functioning of these committees complies with, the applicable requirements of, the current rules and regulations of the Nasdaq Global Market and Securities and Exchange Commission ("SEC").

BOARD MEETINGS AND COMMITTEES

       During fiscal year 2006, the board of directors met six times. During fiscal year 2006, all incumbent directors attended 75% or more of the aggregate meetings of the board and of the board committees on which they served during the period they held office. Directors are encouraged, but not required, to attend our annual meetings of stockholders.

       AUDIT COMMITTEE

       Our audit committee currently consists of Messrs. Mills, Messey and Benfer, all of whom qualify as "independent directors" and as audit committee members under the Nasdaq Global Market rules, and Mr. Mills serves as the chair of the audit committee. Mr. Messey qualifies as an audit committee financial expert under SEC rules and regulations. Our board of directors has determined that each of our current audit committee members is financially sophisticated as set forth in Rule 4350(d)(2)(A) of the Nasdaq Global Market.

       The audit committee assists our board of directors in its oversight of:

       * the integrity of our financial statements;

       * our accounting and financial reporting process, including our internal controls;

       * our compliance with legal and regulatory requirements;

       * the independent registered public accountants' qualifications and independence; and

       * the performance of our independent registered public accountants.

       The audit committee has direct responsibility for the appointment, compensation, retention and oversight of our independent registered public accountants. In addition, the audit committee must approve in advance:

       * any related-party transaction that creates a conflict of interest situation;

       * all audit services; and

       * all non-audit services, except for de minimis non-audit services, provided the audit committee has approved such de minimis services prior to the completion of the audit.

       During fiscal year 2006, the audit committee met seven times. Our written audit committee charter was previously attached as Exhibit A to our Proxy Statement filed with the SEC on April 14, 2005.

       COMPENSATION COMMITTEE

       Our compensation committee currently consists of Messrs. Middleton, Johnson and Kelley, each of whom qualify as "independent directors" under the Nasdaq Global Market rules and as "outside directors" under the Internal Revenue Code of 1986. Mr. Middleton serves as the chair of the compensation committee.

       The compensation committee assists management and our board of directors in:

       * defining an executive compensation policy;

       * determining the total compensation package for our chief executive officer and other executive officers; and

       * administering each of our equity-based compensation plans and profit sharing plans, including our 1994 Stock Option Plan, our 2002 Stock Incentive Plan, our 2002 Non-Employee Directors' Stock Plan and our 2004 Employee Stock Purchase Plan.

       During fiscal year 2006, the compensation committee met four times. Our written compensation committee charter was previously attached as Exhibit B to our Proxy Statement filed with the SEC on April 14, 2005.

       NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

       Our nominating and corporate governance committee currently consists of Messrs. Mills, Acharya and Lele, each of whom qualify as "independent directors" under the Nasdaq Global Market rules. Mr. Mills serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee assists the board of directors in:

       * identifying and evaluating individuals qualified to become board members;

       * reviewing director nominees received from stockholders;

       * selecting director nominees for submission to the stockholders at our annual meeting; and

       * selecting director candidates to fill any vacancies on the board of directors.

       The nominating and corporate governance committee is also responsible for developing and recommending to the board of directors a set of corporate governance guidelines and principles applicable to us.

       During fiscal year 2006, the nominating and corporate governance committee met four times. Our written nominating and corporate governance committee charter was attached as Exhibit C to our Proxy Statement filed with the SEC on April 14, 2005.

DIRECTOR NOMINATIONS

       Our restated bylaws provide that stockholders seeking to bring business before an annual meeting of stockholders, or to nominate candidates for election as directors at an annual meeting of stockholders, must provide timely notice in writing. To be timely, a stockholder's notice must be delivered to or mailed and received at our principal executive offices not more than 120 days or less than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. However, in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be received not later than the close of business on the 10th day following the date on which notice of the date of the annual meeting was mailed to stockholders or made public, whichever first occurs. Our restated bylaws specify requirements as to the form and content of a stockholder's notice. These provisions may preclude stockholders from bringing matters before an annual meeting of stockholders or from making nominations for directors at an annual meeting of stockholders.

       Any stockholder wishing to submit a candidate for consideration should send the following information to the Corporate Secretary, Stereotaxis, Inc., 4320 Forest Park Avenue, Suite 100, St. Louis, Missouri 63108:

       * Stockholder's name, number of shares owned, length of period held, and proof of ownership;

       * Name, age, business and residential address of candidate;

       * A detailed resume describing among other things the candidate's educational background, occupation, employment history, and material outside commitments (e.g., memberships on other boards and committees, charitable foundations);

       * A supporting statement which describes the candidate's reasons for seeking election to the board, and documents his/her ability to satisfy the director qualifications described herein;

       * Any information relating to the candidate that is required to be disclosed in the solicitation of proxies for election of director;

       * The class and number of shares of our capital stock that are beneficially owned by the candidate;

       * A description of any arrangements or understandings between the stockholder and the candidate; and

       * A signed statement from the candidate, confirming his/her willingness to serve on the board.

       Our Corporate Secretary will promptly forward such materials to the chair of our nominating and corporate governance committee and our Chairman of the Board. Our Corporate Secretary will also maintain copies of such materials for future reference by the committee when filling board positions. Stockholders may submit potential director candidates at any time pursuant to these procedures. The committee will consider such candidates if a vacancy arises and at such other appropriate times. Notwithstanding the foregoing, the committee is not obligated to review any candidate for which the required information is not provided by the time set forth in our restated bylaws for the nomination of director candidates by a stockholder that is not approved by the committee or the board. See also "General Information - Stockholder Proposals."

STOCKHOLDER COMMUNICATIONS POLICY

       Any security holder wishing to send communications to our board should send the written communication and the following information to our Corporate Secretary, Stereotaxis, Inc., 4320 Forest Park Avenue, Suite 100, St. Louis, Missouri 63108:

       * Security holder's name, number of shares owned, length of period held, and proof of ownership;

       * Name, age, business and residential address of security holder;
         and

       * Any individual director or committee to whom the security holder would like to have the written statement and other information sent.

       The Corporate Secretary will forward the information to the Chairman of the Board, if addressed to the full board, or to the specific director to which the communication is addressed.

CODE OF BUSINESS CONDUCT AND ETHICS

       Our Board of Directors adopted a Code of Business Conduct and Ethics for all of our directors, officers and employees effective August 1, 2004. Stockholders may download a free copy of our Code of Business Conduct and Ethics from our website (www.stereotaxis.com) or by request of our Chief Financial Officer as follows:

                                          Stereotaxis, Inc.
                                          Attention: James M. Stolze
                                          4320 Forest Park Avenue, Suite 100
                                          St. Louis, MO 63108
                                          314-678-6100

       To the extent required by law or the rules of the Nasdaq Global Market, any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics will be promptly disclosed publicly. To the extent permitted by such requirements, we intend to make such public disclosure by posting the relevant material on our website (www.stereotaxis.com) in accordance with SEC rules.

                    IV. DIRECTOR AND EXECUTIVE COMPENSATION

BOARD PROCESSES AND PROCEDURES FOR THE CONSIDERATION AND DETERMINATION OF EXECUTIVE AND DIRECTOR COMPENSATION

       In accordance with the compensation committee charter, the compensation committee is responsible for establishing and reviewing the Company's overall management compensation philosophy and policy, and administering the Company's executive and director compensation programs. As part of its duties, the compensation committee assists management and the board of directors in defining an executive composition policy that supports overall business strategy and objectives, attracts and retains key executives, links compensation with business objectives and organization performance in good and bad times, and provides competitive compensation opportunities. The committee has the authority to determine the total compensation package, including salaries, bonuses, stock options, stock award, benefits and other compensation arrangements, for the Chief Executive Officer and other executive officers of the Company. As part of that process the committee reviews and approves the performance objectives of the Chief Executive Officer and other executives and evaluates their performance to determine whether such objectives have been achieved. Although the charter delegates this responsibility to the compensation committee, the committee has historically chosen to consult with the board of directors on the compensation of the Chief Executive Officer and the other key executives because the committee believes that the performance and compensation of that group is so critical to the success of the Company that Board involvement in such decision is appropriate.

       The compensation committee seeks advice from consultants with respect to compensation policies and programs for Named Executive Officers, as appropriate. A more detailed discussion of the compensation committee's past and current consulting relationships is described in the Compensation Discussion and Analysis section of this proxy statement.

       The compensation committee also leverages the Company's management and human resources professionals to assist the committee in the timely and cost-effective fulfillment of its duties. The committee solicits input from the Chief Executive Officer and human resources professionals regarding compensation policies and levels.

       Following the completion of the Company's fiscal year, typically in February of each year, the compensation committee meets to conduct its annual review of the Company's compensation programs and packages. The compensation committee does not permit members of the Company's management to materially participate in the determination of their particular compensation, nor does the committee permit members of management, including the Chief Executive Officer, to be physically present for those portions of committee meetings during which the particular member of the management team's performance and compensation are reviewed and determined. However, these protocols do not prohibit members of management and the Chief Executive Officer from participating in, and being physically present, when compensation matters affecting Company employees (such as the Company's annual bonus incentive plan) are discussed and determined. The compensation committee believes that it is crucial for members of the Company's management to be materially involved in, and manage the details associated with, the compensation programs and policies of the Company in order for the management to explain and implement the committee's decisions with respect to executive and employee compensation.

       The board of directors has delegated to the nominating and corporate governance committee responsibility for overseeing the structure, operations, and composition of the board of directors and its committees. However, the nominating and corporate governance committee does not have a direct role in the determination of Board member compensation. Rather, the compensation committee is tasked in its charter with making changes to the outside directors' compensation program in respect of competitiveness and plan design. The compensation committee leverages independent consultants and the Company's human resources professionals and management, as appropriate, to assist the compensation committee in making recommendations to the Board with respect to director compensation. The Board did not increase its compensation during 2006, but the Board intends to periodically review Board compensation from time to time.

                             DIRECTOR COMPENSATION

DIRECTOR COMPENSATION POLICIES

       In March 2002, we adopted the 2002 Non-Employee Directors' Stock Option Plan to provide for the automatic grant of options to purchase shares of common stock to our non-employee directors. Under this Plan, at each annual stockholder meeting, all non-employee directors receive an annual option to purchase 7,500 shares of common stock, or 15,000 in the case of the chairman. Newly elected directors receive an initial option to purchase 15,000 shares of common stock which vest over a two-year period with 50% vesting after the first year and the remainder vesting monthly thereafter. In addition, the Chairman and/or Designated Financial Expert of the audit committee receive an annual grant of 5,000 shares and the chairman of the compensation committee and the chairman of the nominating and corporate governance committee receive an annual grant of 2,500 shares. Such options are granted at a price equal to the fair market value of the stock on the date of grant and have a term of 10 years.

       In addition, non-employee directors receive cash compensation for their services as board members. Each non-employee director is entitled to an $18,000 annual retainer ($24,000 for the chairman) for board membership and an additional payment of $1,500 per in-person board meeting and $500 per telephonic board meeting. Each member of the audit committee, compensation committee and nominating and corporate governance committee is entitled to a $2,500 annual retainer. The chairman/designated financial expert of the audit committee is entitled to a $7,500 annual retainer and the chairman of the compensation committee and the chairman of the nominating and corporate governance committee are each entitled to a $5,000 annual retainer in lieu of the member retainer.

       We reimburse our directors for reasonable out-of-pocket expenses incurred in connection with attendance and participation in Board and committee meetings.

       The following table discloses compensation information of members of the Company's board of directors for serving as members of the Company's board in 2006:

------------------------------------------------------------------------------------------------------------------
                                               FEES EARNED OR
                                                PAID IN CASH               OPTION AWARDS                  TOTAL
                    NAME                             ($)                      ($)(1)                       ($)
------------------------------------------------------------------------------------------------------------------
 Fred A. Middleton (2)                             $36,000                    $96,804                   $132,804
------------------------------------------------------------------------------------------------------------------
 Abhi Acharya (3)                                  $27,500                    $86,713                   $114,213
------------------------------------------------------------------------------------------------------------------
 Christopher Alafi, Ph.D. (4)                      $23,500                    $41,488                   $ 64,988
------------------------------------------------------------------------------------------------------------------
 David W. Benfer (5)                               $27,500                    $86,713                   $114,213
------------------------------------------------------------------------------------------------------------------
 Ralph G. Dacey, Jr., M.D. (6)                     $23,500                    $41,488                   $ 64,988
------------------------------------------------------------------------------------------------------------------
 Bevil J. Hogg (7)                                      --                         --                         --
------------------------------------------------------------------------------------------------------------------
 Gregory R. Johnson, Ph.D. (8)                     $27,000                    $41,488                   $ 68,488
------------------------------------------------------------------------------------------------------------------
 William M. Kelley (9)                             $27,500                    $41,488                   $ 68,988
------------------------------------------------------------------------------------------------------------------
 Abhijeet J. Lele (10)                             $27,000                    $41,488                   $ 68,488
------------------------------------------------------------------------------------------------------------------
 Robert J. Messey (11)                             $32,000                    $88,233                   $120,233
------------------------------------------------------------------------------------------------------------------
 William C. Mills III (12)                         $38,500                    $82,975                   $121,475
------------------------------------------------------------------------------------------------------------------

 (1) Amount represents the SFAS 123(R) expense recognized for financial reporting purposes for options granted in 2006 and prior years.

 (2) 60,000 options were outstanding as of December 31, 2006, 42,500 of which were exercisable as of such date.

 (3) 30,000 options were outstanding as of December 31, 2006, 21,250 of which were exercisable as of such date.

                                      12



 (4) 27,500 options were outstanding as of December 31, 2006, 20,000 of which were exercisable as of such date.

 (5) 30,000 options were outstanding as of December 31, 2006, 21,250 of which were exercisable as of such date.

 (6) 27,500 options were outstanding as of December 31, 2006, 20,000 of which were exercisable as of such date.

 (7) As a member of management, Bevil J. Hogg, the Company's Chief Executive Officer, did not receive compensation for his services as a Directors in 2006. The compensation received by Mr. Hogg as an employee of the Company is shown in the Summary Compensation Table.

 (8) 27,500 options were outstanding as of December 31, 2006, 20,000 of which were exercisable as of such date.

 (9) 61,527 options were outstanding as of December 31, 2006, 54,027 of which were exercisable as of such date.

(10) 23,333 options were outstanding as of December 31, 2006, 15,833 of which were exercisable as of such date.

(11) 32,500 options were outstanding as of December 31, 2006, 16,875 of which were exercisable as of such date.

(12) 42,500 options were outstanding as of December 31, 2006, 27,500 of which were exercisable as of such date.

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Program

       The following Compensation Discussion and Analysis describes our overall compensation philosophy and the primary components of our compensation program. Furthermore, the Compensation Discussion and Analysis explains the process by which the compensation committee determined the 2006 compensation for all Named Executive Officers.

Compensation Philosophy

       The fundamental objectives of our compensation program are to attract and retain highly qualified executive officers, motivate these executive officers to materially contribute to our long-term business success, and align the interests of our executive officers and stockholders by rewarding our executives for individual and corporate performance based on targets established by the committee.

       We believe that achievement of these compensation program objectives enhances long-term stockholder value. When designing compensation packages to reflect these objectives, the committee is guided by the following four principles:

       * Alignment with stockholder interests: Compensation should be tied, in part, to our stock performance through the granting of equity awards to align the interests of executive officers with those of our stockholders.

       * Recognition for business performance: Compensation should correlate in large part with our overall financial performance.

       * Accountability for individual performance: Compensation should partially depend on the individual executive's performance, in order to motivate and acknowledge the key contributors to our success.

       * Competition: Compensation should generally reflect the competitive marketplace and be consistent with that of other well-managed companies in our peer group.

       In implementing this compensation philosophy, the committee takes into account the compensation amounts from the previous years for each of the Named Executive Officers, internal compensation equity between the Named Executive Officers, and compensation of executive officers in similar positions at selected companies in the medical device industry.

2006 Compensation Determination Process

       As in prior years, during 2006 the committee engaged in its annual review of our executive compensation with the goal of ensuring the appropriate combination of fixed and variable compensation linked to individual and corporate performance. In the course of this review, the committee considered the advice and input of the Company's management in the manner described on page 11, above. The committee retained the services of Towers Perrin in mid 2005 in conjunction with an overall review of the long-term incentive award structure and maintained the award structure from that review in its 2006 equity grants for all employees.

       The Company typically competes for managerial talent with companies in the medical device industry, including those companies comparable in size in terms of market capitalization as well as those of significantly larger size.

       In 2006, the committee compared each element of compensation received by the Company's Named Executive Officers with the levels of each element of compensation received in the prior year and by selected executive officers in eleven companies in the medical device industry with market capitalization generally less than $500 million. This data had been created in conjunction with the 2005 compensation committee review of overall Named Executive Officer compensation structure undertaken in mid 2005, and the data was deemed relevant for this review completed in February 2006.

2006 Base Salary

       The Committee reviews base salaries annually and considers the individual performance of the officer, the competitive forces in the industry, the responsibilities of the individual and his or her future potential. Thus, an individual Named Executive Officer might receive increases related to merit and for any market adjustment deemed necessary.

       In 2006 the committee awarded the Named Executive Officers a salary increase of approximately 5.5%, consistent with the overall salary adjustment within the Company. In addition, Melissa Walker, Senior Vice President, Regulatory, Quality, and Compliance was awarded an additional 5% increase in recognition of her increased responsibilities assumed in March 2006.

2006 Annual Incentive Program

       The committee continued the use of a cash bonus plan in 2006 for the Named Executive Officers, granting potential cash bonuses pursuant to the 2006 bonus incentive plan only if the Company achieved certain identified financial performance, product development and other strategic measures. Thus, the committee attempted to align the Named Executive Officers' 2006 cash bonus with the interests of our stockholders.

       The annual incentive target for senior management represents up to 25% of total base cash compensation for all of the executive officers, which excludes items such as, stock option exercises, SARs and restricted stock vesting and other compensation items. Payment of the incentive bonus is based on performance of the Company against the pre-established measures, as determined by the committee. For 2006, the committee established the following bonus plan objectives for the Named Executive Officers relating to the following items: revenue and operating expenses, new orders, clinical utilization, product development, regulatory accomplishments, clinical validation, and organizational development. Following a review in February 2007, the committee determined that in each case 75% of the goals had been achieved. Pursuant to the terms of the 2006 bonus incentive plan, cash bonuses were calculated by multiplying the maximum bonus payout (25% of the base salary) by 75%.

2006 Long-Term Incentive Program

       The objective of the Company's long-term incentive program is to provide a longer-term retention incentive for the Named Executive Officers and to align their interests directly with those of our stockholders by way of stock ownership.

       Under the 2002 Stock Incentive Plan, the committee has the discretion to determine whether equity awards will be granted to Named Executive Officers and if so, the number of shares subject to each award. The 2002 Stock Incentive Plan allows the committee to grant the following types of equity awards, in its discretion: options, stock appreciation rights, cash-based awards or other stock-based awards, such as common stock, restricted stock and other awards valued in whole or in part by reference to the fair market value of the stock. In most instances, these long-term grants vest on a multi-year basis.

       The committee meets in February of every year to determine the recipients of annual long-term incentive awards and to grant such awards by formal action. The practice of granting long-term incentive awards in February by committee action applies uniformly to the Named Executive Officers and other employees of the Company. In addition, equity awards, either in the form of time based restricted shares or performance based restricted shares are granted to all employees upon acceptance of employment with the Company. Grants of awards to new employees are approved by the compensation committee at its quarterly meeting following the initiation of employment of the employee, and on, occasion, in advance of initiation of employment, but effective on the date of initiation of employment. The committee does, as well, have the discretion to make grants whenever it deems it appropriate in the best interests of the Company. The Company does not have any program, plan or practice in place to time equity award grants with the release of material, non-public information and does not release such information for the purpose of affecting the value of executive compensation.

       Since the Company's base salaries are always paid in cash, and the 2006 bonus incentive plan described above is a cash plan, the committee determined that some form of option, stock appreciation rights or other stock-based award would be appropriate for the long-term incentive component of executive officer compensation for 2006. Historically, the Company had granted stock-based compensation in the form stock options. However, following our initial public offering in 2004, the compensation committee has also granted stock-based compensation in the form of (1) restricted stock, (2) stock appreciation rights, or SARs, and (3) a combination of both restricted stock and SARs.

       The committee considered these three choices of equity in 2006. For the 2006 long-term incentive component of executive compensation, the committee granted a combination of restricted stock and stock appreciation rights to the Named Executive Officers.

       The committee believes that restricted stock effectively motivates and retains employees. Unlike stock options, restricted shares do not have exercise prices. Therefore, the timing of the grant is largely irrelevant to the employee. The only relevant consideration for the employee is the stock price at the time of sale, after the restrictions have lapsed. Accordingly, the committee presently believes that restricted share grants more fairly and consistently motivate employees to contribute to the Company's overall success, thereby increasing the share price and the value of the employees' restricted share grants. The committee will evaluate this issue on an annual basis.

       In addition, restricted shares granted to Named Executive Officers are performance based, and therefore, will vest only if certain revenue and profitability goals established by the compensation committee are achieved. The performance criteria include achievement of minimum levels of annual revenue, cumulative system placements and achievement of profitability at defined minimum levels. If the performance criteria are not achieved by June 16, 2010, these shares will be forfeited by the recipient. All awards provide for acceleration of vesting upon change in control of the Company, provided the Named Executive Officer either leaves the employ of the Company for good cause or is terminated within one year of the change in control.

       In establishing the size of the 2006 equity award pool, the committee considered the amount of stock and options outstanding, the expense associated with the grants due to the recent accounting changes and the potentially dilutive effect on stockholders, in addition to the overall compensation policy of the Company to place emphasis on incentive compensation over base salaries. The committee also considered the results of the 2005 report of the compensation consultant and comparisons of selected executive officers' awards in the eleven companies discussed above. The numbers of restricted shares and SARs granted to the Named Executive Officers in February 2006 are described in the table on page 18.

       In addition, generally under our 2002 Stock Incentive Plan, in the event of a change of control (as defined in the plan) and if a participant's employment is terminated in contemplation of, or within one year after, the change of control, the option fully vests. The committee believes that this change in control protection is generally very common among other companies, and the value of the equity awards as a retention tool would be severely diminished if this protection were not available.

Other Benefits

       The Company's health care and other insurance programs are the same for all eligible employees, including the Named Executive Officers.

       Insurance

       All Company employees, including the Named Executive Officers, are eligible to participate in medical, dental, short and long-term disability and life insurance plans. The terms of such benefits for the Company's Named Executive Officers are the same as those for all Company employees.

       401(k)

       The Company offers employees the opportunity to participate in a 401(k) plan to which the Company matches employee contributions dollar for dollar up to 3% of the employee's salary during the employee's period of participation. For the fiscal year 2006, the Company expensed $492,142 related to the plan.

       Employee Stock Purchase Plan

       All of our employees, including our officers and employee directors, who do not own 5% or more of our outstanding common stock, who are customarily employed for at least 20 hours per week and for more than five months in any calendar year are eligible to participate in our tax-qualified employee stock purchase plan. This plan allows participants to buy Company common stock at 85% of market price with up to 15% of their salaries and incentives (subject to certain limits), with the objective of allowing employees to profit when the value of the Company increases over time.

Determination of 2006 Chief Executive Officer Compensation

       Mr. Hogg's salary is comprised of a base salary plus an annual incentive bonus payable based on the achievement of corporate objectives set by the compensation committee and long-term incentive compensation in the form of stock appreciation rights and performance based restricted shares. To determine Mr. Hogg's 2006 compensation package, the compensation committee considered his performance, competitive compensation data from similar companies within the medical device industry as well as the other criteria indicated above. During 2006, the compensation committee increased Mr. Hogg's base salary to $383,250 and awarded a performance bonus of $71,859 based on the achievement of 2006 objectives. In addition the compensation committee granted him 76,900 stock appreciation rights and 38,400 performance-based restricted shares.

FEDERAL INCOME TAX AND ACCOUNTING CONSIDERATIONS

       Section 162(m)

       Section 162(m) of the Internal Revenue Code limits the tax deduction allowable for executive compensation to $1.0 million per year for certain executive officers unless such compensation is performance based. As the cash compensation paid to our executive officers is below $1.0 million and the compensation committee believes that the options and performance based restricted shares granted would meet the requirements for performance based compensation, the Company believes that these limitations did not impact the Company in 2006.

       Accounting Considerations

       The committee has taken certain accounting rules and consequences into consideration when determining the type of equity awards that executive officers should receive as part of the Company's long-term incentive plan component of compensation packages. Beginning on January 1, 2006, the Company began accounting for stock-based payments including under its 2002 Stock Incentive Plan, 2002 Non-Employee Directors' Stock Plan and 2004 Employee Stock Purchase Plan in accordance with the requirements of SFAS 123(R). Accounting for performance based restricted shares is generally unchanged by the new accounting rules. However, under SFAS 123(R) the Company records expense related to the fair value of all equity awards granted to employees. Beginning in 2005, the Company has granted stock appreciation rights to Named Executive Officers. These stock appreciation rights have a term of five years and generally vest over four years, compared to stock options with a ten year term, granted to Named Executive Officers in 2004 and prior. The shorter term of the stock appreciation rights results in less compensation expense than would be recorded for an instrument with a ten year term.

COMPENSATION COMMITTEE REPORT

       The Company's compensation committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the compensation committee recommended to the Company's board of directors that the Compensation Discussion and Analysis be included in this proxy statement on Schedule 14A.

       Submitted by the compensation committee of the board of directors.

                                          Fred A. Middleton, Chairman
                                          Gregory R. Johnson
                                          William M. Kelley

       The compensation committee Report and the Report of the audit committee below will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement or portions thereof into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       Mr. Middleton served as a member of our compensation committee during our last fiscal year and as our president from December 1996 through June 1997. Otherwise, none of our compensation committee members and none of our executive officers have a relationship that would constitute an interlocking relationship with executive officers or directors of another entity or insider participation in compensation decisions.

                        SUMMARY COMPENSATION TABLE

       The following table sets forth information concerning the annual and long-term compensation for all services rendered in all capacities to the Company for the fiscal year ended December 31, 2006.

-----------------------------------------------------------------------------------------------------------------------
                                                 STOCK     OPTION        NON-EQUITY           ALL OTHER
                                       SALARY    AWARDS    AWARDS      INCENTIVE PLAN      COMPENSATION ($)
  NAME AND PRINCIPAL POSITION    YEAR    ($)     ($)(1)    ($)(2)    COMPENSATION ($)(3)         (4)          TOTAL ($)
-----------------------------------------------------------------------------------------------------------------------
 Bevil J. Hogg                   2006  383,250   238,785   478,107         71,859               14,728        1,186,729
 Chief Executive Officer (5)
-----------------------------------------------------------------------------------------------------------------------
 Michael P. Kaminski             2006  302,747   116,330   271,634         56,765               11,943          759,419
 President and Chief Operating
   Officer
-----------------------------------------------------------------------------------------------------------------------
 James M. Stolze                 2006  297,413   105,008   255,718         55,765               11,750          725,654
 Vice President and Chief
   Financial Officer
-----------------------------------------------------------------------------------------------------------------------
 Douglas Bruce                   2006  283,211    75,422   102,310         53,102               11,309          525,354
 Senior Vice President,
   Research & Development
-----------------------------------------------------------------------------------------------------------------------
 Melissa C. Walker               2006  225,621    63,407    78,522         42,304                9,256          419,110
 Senior Vice President,
   Regulatory, Quality and
   Compliance
-----------------------------------------------------------------------------------------------------------------------

(1) Includes the dollar amount recognized for financial statement reporting purposes for fiscal year 2006 relating to restricted share grants awarded in fiscal year 2006 and in prior years computed in accordance with SFAS 123(R) applying the same valuation model and assumptions applied for financial reporting purposes. Restricted share grants under the 2002 Stock Incentive Plan granted to Named Executive Officers are performance-based and will be forfeited if performance criteria are not achieved by June 15, 2010. Restricted shares granted to employees are valued at the fair market value at the date of grant. See Note 11 of the notes to our consolidated financial statements contained in our annual reported on Form 10-K for a discussion of all assumptions made by us in determining the SFAS 123(R) values of our equity awards. These amounts reflect the Company's accounting expense for these awards, and do not correspond to the actual value that will be recognized by the Named Executive Officers. Please see the Grants of Plan-Based Awards Table for information on restricted shares granted in fiscal 2006.

(2) The amounts represent the dollar amount recognized for stock options and stock appreciation rights for financial statement reporting purposes with respect to the fiscal year in accordance with SFAS 123(R). These amounts may include expense related to options granted in years prior to 2006. See Note 11 of the notes to our consolidated financial statements contained in our annual reported on Form 10-K for a discussion of all assumptions made by us in determining the SFAS 123(R) values of our equity awards. These amounts reflect the Company's accounting expense for these awards, and do not correspond to the actual value that will be recognized by the Named Executive Officers. Please see the Grants of Plan-Based Awards Table for information on stock appreciation rights granted in fiscal 2006.

(3) Represent amounts payable under our 2006 annual incentive bonus program. Although such amounts were paid in 2007, the relevant performance period for such awards was fiscal year 2006, and is accordingly being reported as compensation for fiscal year 2006.

(4) All Other Compensation represents amounts contributed by the Company to the executive's 401(k) plan and the payment of group term life insurance premiums. Included in All Other Compensation are: Company contributions to 401(k) plans as follows: Bevil Hogg, $12,821 and Michael Kaminski, $10,128. No other single amounts exceeded $10,000 for any individual.

       The following table sets forth certain information with respect to plan-based awards granted to each of our Named Executive Officers during the fiscal year ended December 31, 2006.

                                                   GRANTS OF PLAN-BASED AWARDS

---------------------------------------------------------------------------------------------------------------------------------
                                  ESTIMATED FUTURE PAYOUTS    ESTIMATED FUTURE PAYOUTS     ALL OTHER                   GRANT DATE
                                      UNDER NON-EQUITY         UNDER EQUITY INCENTIVE    OPTION AWARDS;                   FAIR
                                   INCENTIVE PLAN AWARDS            PLAN AWARDS            NUMBER OF      EXERCISE OR   VALUE OF
                                -------------------------------------------------------    SECURITIES     BASE PRICE    STOCK AND
                                 THRESH-             MAXI-   THRESH-             MAXI-     UNDERLYING      OF OPTION     OPTION
                        GRANT      OLD     TARGET     MUM      OLD     TARGET     MUM       OPTIONS         AWARDS      AWARDS($)
        NAME             DATE      ($)     ($)(1)     ($)      ($)     ($)(2)     ($)        (#)(3)        ($/SH)(4)       (5)
---------------------------------------------------------------------------------------------------------------------------------
 Bevil J. Hogg         2/22/06     --      95,813     --       --      38,400     --         76,900          12.03       396,804
---------------------------------------------------------------------------------------------------------------------------------
 Michael P. Kaminski   2/22/06     --      75,687     --       --      19,100     --         38,200          12.03       197,112
---------------------------------------------------------------------------------------------------------------------------------
 James M. Stolze       2/22/06     --      74,353     --       --      15,900     --         31,800          12.03       164,088
---------------------------------------------------------------------------------------------------------------------------------
 Douglas M. Bruce      2/22/06     --      70,803     --       --      10,600     --         21,100          12.03       108,876
---------------------------------------------------------------------------------------------------------------------------------
 Melissa C. Walker     2/23/06     --      56,405     --       --      10,000     --         20,000          12.35       103,200
---------------------------------------------------------------------------------------------------------------------------------

(1) Constitutes awards that could have been earned under the 2006 bonus program, representing 25% of the base salary for each such individual. In February 2007, the compensation committee determined that 75% of such awards were earned under the program; such amounts are reported in column entitled Non-Equity Incentive Plan Compensation included the Summary Compensation Table, above.

(2) Constitutes performance-based restricted shares granted in fiscal 2006 under our 2002 Stock Incentive Plan, subject to the achievement of financial targets for the performance period ending September 30, 2010.

(3) Constitutes stock appreciation rights granted in fiscal 2006 under our 2002 Stock Incentive Plan.

(4) The exercise price of stock subject to options awarded under the plan is the fair market value of the stock on the date of grant. Under the terms of the plan, the fair market value of the stock is the closing sales price of the stock on the date of grant as reported by the Nasdaq Global Market.

(5) Includes the full grant date fair value of SARs and performance-based restricted stock computed in accordance with SFAS 123(R) applying the same valuation model and assumptions applied for financial reporting purposes. Generally, the full grant date fair value is the amount that the Company would expense in its financial statements over the award vesting schedule. These amounts reflect the Company's accounting expense and do not correspond to the actual value that will be recognized by the Named Executive Officers.

       The following table discloses information regarding outstanding awards under the Company's 2002 Stock Incentive Plan, as amended, as of December 31, 2006.

                                          OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

---------------------------------------------------------------------------------------------------------------------------------
                                            NUMBER OF                                                       EQUITY INCENTIVE PLAN
                          NUMBER OF         SECURITIES                              EQUITY INCENTIVE PLAN     AWARDS; MARKET OR
                         SECURITIES         UNDERLYING                                AWARDS; NUMBER OF        PAYOUT VALUE OF
                         UNDERLYING        UNEXERCISED       OPTION                   UNEARNED SHARES,        UNEARNED SHARES,
                         UNEXERCISED         OPTIONS        EXERCISE     OPTION     UNITS OR OTHER RIGHTS   UNITS OR OTHER RIGHTS
                           OPTIONS             (#)           PRICE     EXPIRATION   THAT HAVE NOT VESTED    THAT HAVE NOT VESTED
        NAME          (#) EXERCISABLE    UNEXERCISABLE(1)     ($)         DATE             (#)(2)                  ($)(3)
---------------------------------------------------------------------------------------------------------------------------------
 Bevil J. Hogg               8,333                --          1.62      11/7/2011
                            55,555                --          1.62      11/7/2011
                            97,222                --          4.75      1/31/2012
                            62,210             7,234          5.94      5/27/2013
                            35,445            13,166          6.77      1/27/2014
                            28,356            20,255          8.00      8/16/2014
                            34,687            57,813          7.80      6/15/2010
                                              76,900         12.03      2/21/2011
                                                                                           47,500                  490,200
                                                                                           38,400                  396,288
---------------------------------------------------------------------------------------------------------------------------------
 Michael P.                124,825                --          4.75      4/17/2012
 Kaminski                   12,441             1,447          5.94      5/27/2013
                            50,636            18,808          5.94       1/7/2014
                            17,812            29,688          7.80      6/15/2010
                                              38,200         12.03      2/21/2001
                                                                                           22,500                  232,200
                                                                                           19,100                  197,112
---------------------------------------------------------------------------------------------------------------------------------
 James M. Stolze            71,759            39,352          7.02      5/25/2014
                            14,062            23,438          7.80      6/15/2010
                                              31,800         12.03      2/22/2011
                                                                                           22,500                  232,200
                                                                                           15,900                  164,088
---------------------------------------------------------------------------------------------------------------------------------
 Douglas M. Bruce           48,611                --          4.75      1/31/2012
                             6,220               724          5.94      5/27/2013
                             7,595             2,821          6.77      1/27/2013
                             6,076             4,340          8.00      2/25/2012
                             8,437            14,063          7.80      6/15/2010
                                              21,100         12.03      2/21/2011
                                                                                           17,500                  180,600
                                                                                           10,600                  109,392
---------------------------------------------------------------------------------------------------------------------------------
 Melissa C. Walker           4,629                --          1.37      2/20/2011
                            13,888                --          4.75      2/18/2012
                            12,441             1,447          5.94      5/27/2013
                            10,705             3,183          5.94     11/19/2013
                             6,562            10,938          7.80      6/15/2010
                                              20,000         12.35      2/21/2011
                                                                                           12,500                  129,000
                                                                                           10,000                  103,200
---------------------------------------------------------------------------------------------------------------------------------

(1) The amounts appearing in this column represent the total number of options and stock appreciation rights that have not vested as of December 31, 2006. Option grants and SARs vest at the rate of 25% after one year of service from the date of grant, and monthly thereafter, over 36 additional months.

(2) The amounts appearing in this column represent the total number of performance-based restricted shares granted under our 2002 Stock Incentive Plan which vest if certain revenue and profitability goals are achieved. Those goals have not been achieved.

(3) Based on the closing price of $10.32 for the shares of our common stock on December 29, 2006 (the last business day of fiscal 2006).

       The following table summarizes information regarding the exercise of options and the vesting of stock during the fiscal year ended December 31, 2006.

                                         OPTION EXERCISES AND STOCK VESTED

-------------------------------------------------------------------------------------------------------------------
                                                    OPTION AWARDS                          STOCK AWARDS
                                         --------------------------------------------------------------------------
                                         NUMBER OF SHARES
                                           ACQUIRED ON      VALUE REALIZED ON    NUMBER OF SHARES    VALUE REALIZED
                                             EXERCISE           EXERCISE        ACQUIRED ON VESTING    ON VESTING
                 NAME                          (#)               ($)(1)                 (#)               ($)
-------------------------------------------------------------------------------------------------------------------
 Bevil J. Hogg                                50,000             434,000                --                 --
                                              25,000             199,500
-------------------------------------------------------------------------------------------------------------------
 Michael P. Kaminski                          10,000              53,200                --                 --
-------------------------------------------------------------------------------------------------------------------
 James M. Stolze                                  --                  --                --                 --
-------------------------------------------------------------------------------------------------------------------
 Douglas M. Bruce                                 --                  --                --                 --
-------------------------------------------------------------------------------------------------------------------
 Melissa C. Walker                            34,722             264,234                --                 --
-------------------------------------------------------------------------------------------------------------------

(1) Values represent the deference between the exercise price of the options and the closing market price of the company's common stock at exercise.

RETIREMENT AND OTHER POST-TERMINATION BENEFITS

       We have entered into employment agreements with our Named Executive Officers that provide for a continuation of certain post-employment benefits, to the extent permitted under the applicable employment benefit plan(s). Each of the employment agreement provide for payments at, following, or in connection with a variety of circumstances following the Named Executive Officer's retirement, resignation, or in the event of a change of control of the Company.

       Mr. Hogg. If Mr. Hogg is terminated without cause, he will be paid a salary continuance equal to his base salary for the lesser of (1) the period from the date of his termination of employment until he commences employment with a new employer or (2) 24 months. In addition, 12 months worth of Mr. Hogg's unvested options, stock appreciation rights and restricted shares will automatically vest. Upon an acquisition or merger where we are not the surviving entity and a change of control occurs, 50% of Mr. Hogg's unvested options, stock appreciation rights and restricted shares will vest. If Mr. Hogg is terminated after any such acquisition or merger or is not offered a comparable position in the surviving entity, he will be paid a salary continuance equal to his base salary for 24 months and 100% of his unvested options, stock appreciation rights and restricted shares will vest at the end of the salary continuance period.

       Mr. Kaminski. If Mr. Kaminski is terminated without cause, he will be paid a salary continuance equal to his monthly base salary for the lesser of (1) the period from the date of his termination of employment until he commences employment with a new employer or (2) six months. In addition, if Mr. Kaminski's employment is terminated as a result of, or following, an acquisition or merger where we are not the surviving entity and a change of control occurs, and Mr. Kaminski is not offered a comparable position and salary in the surviving entity, (1) he will be paid salary continuance equal to his monthly base salary for the lesser of (a) the period from the date of his termination of employment until he commences employment with a new employer or (b) six months, and (2) 100% of his unvested options, stock appreciation rights and restricted shares will vest at the end of the salary continuance period.

       Mr. Stolze. If he is terminated without cause, he will be paid salary continuance equal to his monthly base salary for six months. In addition, if Mr. Stolze's employment is terminated in contemplation of or within a year of a change in control of Stereotaxis, 100% of his unvested options, stock appreciation rights and restricted shares will vest under the terms of the 2002 Stock Incentive Plan.

       Mr. Bruce. In addition, if Mr. Bruce is terminated as a result of, or following, an acquisition or merger where we are not the surviving entity and a change of control occurs and he is not offered a comparable position and salary with the surviving entity, or is terminated within one year of such acquisition or merger, he will be paid salary continuance equal to his monthly base salary for six months.

       Ms. Walker. If she is terminated without cause, she will be paid a salary continuance equal to her monthly base salary for three months. In addition, if Ms. Walker's employment is terminated as a result of, or following, an acquisition or merger where we are not the surviving entity and a change of control occurs, and she is not offered a comparable position and salary in the surviving entity, (1) she will be paid salary continuance equal to her monthly base salary for three months and (2) 100% of her unvested options will vest at the end of the salary continuance period.

       The foregoing terms described with respect to each of the above named executive officers are in accordance with the terms of their respective employment agreements. In addition, certain rights regarding change of control are included in equity award agreements under our equity incentive plans. Generally, under our 2002 Stock Incentive Plan, in the event of a change of control (as defined in the plan) and if a participant's employment is terminated in contemplation of, or within one year after, the change of control, the option or other award fully vests.

       We do not currently maintain any other retirement or post-termination benefits plans. We do not currently maintain any change-in-control severance plans.

     V. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of March 31, 2007 by:

       * each person known by us to own beneficially more than 5% of our outstanding common stock;

       * each of our directors or nominees;

       * each of our named executive officers; and

       * all of our directors, nominees and executive officers as a group.

       There were 36,806,643 shares of common stock outstanding as of March 31, 2007. The table below includes the number of shares underlying options and warrants that are currently exercisable or exercisable within 60 days of March 31, 2007. Shares of common stock subject to options and warrants that are currently exercisable or exercisable within 60 days of March 31, 2007 are considered outstanding and beneficially owned by the person holding the options or warrants for the purposes of computing beneficial ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws where applicable, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name. Except as otherwise indicated, the address of each of the persons in this table is as follows: c/o Stereotaxis, Inc., 4320 Forest Park Avenue, Suite 100, St. Louis, Missouri 63108.

---------------------------------------------------------------------------------------------------
                                                                                     PERCENTAGE OF
                                                                                         SHARES
                                                              NUMBER OF SHARES OF   OF COMMON STOCK
                    NAME AND ADDRESS OF                          COMMON STOCK        BENEFICIALLY
              BENEFICIAL OWNER OF COMMON STOCK                BENEFICIALLY OWNED         OWNED
---------------------------------------------------------------------------------------------------
 FIVE PERCENT STOCKHOLDERS
---------------------------------------------------------------------------------------------------
 Gilder, Gagnon, Howe & Co. LLC (1)
    1775 Broadway, 26th Floor
    New York, NY 10019                                             3,585,642               9.7%
--------------------------------------------------------------------------------------------------
 Entities affiliated with Sanderling Ventures (2)
    400 S. El Camino Real, Suite 1200
    San Mateo, CA 94402                                            3,373,851               9.2%
--------------------------------------------------------------------------------------------------
 Alafi Capital Company LLC (3)
    9 Commodore Drive, Suite 405
    Emeryville, CA 94608                                           2,547,168               6.9%
--------------------------------------------------------------------------------------------------
 Fidelity Management & Research Company (4)
    82 Devonshire Street
    Boston, Massachusetts 02109                                    2,493,975               6.8%
--------------------------------------------------------------------------------------------------
 T. Rowe Price Associates, Inc. (5)
    100 E. Pratt Street
    Baltimore, Maryland 21202                                      2,329,470               6.3%
--------------------------------------------------------------------------------------------------
 Federated Kaufmann Fund (6)
    140 E. 45th Street
    New York, NY 10017(5A)                                         2,270,900               6.2%
--------------------------------------------------------------------------------------------------
 Next Century Growth Investors, LLC (7)
    5500 Wayzata Blvd., Suite 1275
    Minneapolis, MN 55416                                          2,193,250               6.0%
--------------------------------------------------------------------------------------------------
 Entities affiliated with EGS Healthcare (8)
    105 Rowayton Avenue, 2nd Floor
    Rowayton, CT 06853                                             2,059,796               5.6%
--------------------------------------------------------------------------------------------------
 TimesSquare Capital Management, LLC (9)
    1177 Avenue of the Americas
    New York, NY 10036                                             2,064,500               5.6%
--------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                                     PERCENTAGE OF
                                                                                        SHARES
                                                              NUMBER OF SHARES OF   OF COMMON STOCK
                    NAME AND ADDRESS OF                          COMMON STOCK        BENEFICIALLY
              BENEFICIAL OWNER OF COMMON STOCK                BENEFICIALLY OWNED        OWNED
---------------------------------------------------------------------------------------------------
 DIRECTORS AND NAMED EXECUTIVE OFFICERS
---------------------------------------------------------------------------------------------------
 Fred A. Middleton (10)                                            3,583,437              9.7%
---------------------------------------------------------------------------------------------------
 Abhi Acharya (11)                                                    41,111                *
---------------------------------------------------------------------------------------------------
 Christopher Alafi (12)                                            2,749,804              7.4%
---------------------------------------------------------------------------------------------------
 David W. Benfer (13)                                                 35,600                *
---------------------------------------------------------------------------------------------------
 Ralph G. Dacey, Jr. (14)                                             77,500                *
---------------------------------------------------------------------------------------------------
 Gregory R. Johnson (15)                                             413,950              1.1%
---------------------------------------------------------------------------------------------------
 William M. Kelley (16)                                               74,527                *
---------------------------------------------------------------------------------------------------
 Abhijeet Lele (17)                                                2,083,129              5.7%
---------------------------------------------------------------------------------------------------
 Robert J. Messey (18)                                                36,600                *
---------------------------------------------------------------------------------------------------
 William C. Mills III (19)                                            52,500                *
---------------------------------------------------------------------------------------------------
 Eric N. Prystowsky                                                       --                *
---------------------------------------------------------------------------------------------------
 Bevil J. Hogg (20)                                                  758,736              2.0%
---------------------------------------------------------------------------------------------------
 Douglas M. Bruce (21)                                               205,718                *
---------------------------------------------------------------------------------------------------
 Michael P. Kaminski (22)                                            273,130                *
---------------------------------------------------------------------------------------------------
 Ruchir Sehra (23)                                                    44,481                *
---------------------------------------------------------------------------------------------------
 James M. Stolze (24)                                                159,638                *
---------------------------------------------------------------------------------------------------
 Melissa C. Walker (25)                                              101,174                *
---------------------------------------------------------------------------------------------------
 All directors and executive officers as a group (16 persons)     10,691,035             27.9%
---------------------------------------------------------------------------------------------------

  *       Indicates ownership of less than 1%

 (1) All information regarding ownership of Gilder, Gagnon, Howe & Co. LLC is based solely on a Schedule 13G filed by Gilder, Gagnon, Howe & Co. LLC on February 14, 2007.

 (2) Includes: (a) 122 shares held by Sanderling II Limited Partnership; (b) 1,242 shares held by and 1,896 shares issuable under warrants held by Sanderling Ventures Management V; (c) 2,816 shares held by Sanderling VI Beteiligungs GmbH & Co. KG; (d) 3,355 shares held by Sanderling VI Limited Partnership; (e) 1,532 shares held by Sanderling Ventures Management VI; (f) 301,745 shares held by Sanderling Management Limited, Custodian FBO Sanderling Ventures Limited, L.P.; (g) 532,758 shares held by and 9,480 shares issuable under warrants held by Sanderling IV Biomedical Co-Investment Fund, L.P.; (h) 224,515 shares held by Sanderling Venture Partners IV Co-Investment Fund, L.P.;
          (i) 677,906 shares held by and 24,501 shares issuable under warrants held by Sanderling Venture Partners V Co-Investment Fund, L.P.; (j) 110,971 shares held by and 3,565 shares issuable under warrants held by Sanderling V Beteiligungs GmbH & Co. KG; (k) 119,566 shares held by and 4,006 shares issuable under warrants held by Sanderling V Limited Partnership; (l) 397,164 shares held by and 14,854 shares issuable under warrants held by Sanderling V Biomedical Co-Investment Fund, L.P.; (m) 781,351 shares held by Sanderling Venture Partners II, L.P.; (n) 15,000 shares held by Sanderling Management 401(k) Plan; and (o) 145,506 shares held by Sanderling Venture Partners VI Co-Investment Fund, L.P.

          Middleton-McNeil Associates, L.P. is the general partner of Sanderling Venture Partners II, L.P. and has voting and dispositive authority over the shares owned by Sanderling Venture Partners II, L.P. Middleton-McNeil Associates, L.P. is managed by its general partners, Fred A. Middleton and Robert G. McNeil. Such individuals disclaim beneficial ownership of all such shares held by the foregoing funds, except to the extent of their proportionate pecuniary interests therein.

                                      24



          Middleton-McNeil, L.P. is the general partner of Sanderling II Limited Partnership and has voting and dispositive authority over the shares owned by such entities. Middleton-McNeil, L.P. is managed by its general partners, Fred A. Middleton and Robert G. McNeil. Such individuals disclaim beneficial ownership of all such shares held by the foregoing funds, except to the extent of their proportionate pecuniary interests therein.

          Middleton-McNeil Associates IV, LLC is the general partner of Sanderling IV Biomedical Co-Investment Fund, L.P. and has voting and dispositive authority over the shares owned by Sanderling IV Biomedical Co-Investment Fund, L.P. Middleton-McNeil Associates IV, LLC is managed by its members, Fred A. Middleton and Robert G. McNeil. Such individuals disclaim beneficial ownership of all such shares held by the foregoing funds, except to the extent of their proportionate pecuniary interests therein.

          Middleton-McNeil Associates IV, L.P. is the general partner of Sanderling Venture Partners IV Co-Investment Fund, L.P. and has voting and dispositive power over the shares owned by Sanderling Venture Partners IV Co-Investment Fund, L.P. Middleton-McNeil Associates IV, L.P. is managed by its general partners, Fred A. Middleton and Robert G. McNeil. Such individuals disclaim beneficial ownership of all such shares held by the foregoing funds, except to the extent of their proportionate pecuniary interests therein.

          Middleton, McNeil & Mills Associates V, LLC is the Investment General Partner of Sanderling V Limited Partnership and Sanderling V Beteiligungs GmbH & Co. KG and the General Partner of Sanderling V Biomedical Co-Investment Fund, L.P. and Sanderling Venture Partners V Co-Investment Fund, L.P. and has voting and dispositive authority over the shares owned by such entities. Middleton, McNeil & Mills Associates V, LLC is managed by its managing directors, Fred
          A. Middleton and Robert G. McNeil, Timothy C. Mills and Timothy J. Wollaeger. Such individuals disclaim beneficial ownership of all such shares held by the foregoing funds, except to the extent of their proportionate pecuniary interests therein.

          Sanderling Ventures Management V is managed by Fred A. Middleton and Robert G. McNeil, Timothy C. Mills, and Timothy J. Wollaeger, the individuals who have invested under the d/b/a Sanderling Ventures Management V, which individuals have voting and dispositive power over the shares owned by Sanderling Ventures Management V. Such individuals disclaim beneficial ownership of all such shares held by the foregoing funds, except to the extent of their proportionate pecuniary interests therein.

          Sanderling Ventures Management VI is managed by Fred A. Middleton and Robert G. McNeil, Timothy C. Mills, Timothy J. Wollaeger and Paul A. Grayson, the individuals who have invested under the d/b/a Sanderling Ventures Management VI, which individuals have voting and dispositive power over the shares owned by Sanderling Ventures Management VI. Such individuals disclaim beneficial ownership of all such shares held by the foregoing funds, except to the extent of their proportionate pecuniary interests therein.

          Middleton, McNeil, Mills & Associates, VI, LLC is the Investment General Partner of Sanderling Venture Partners VI Co-Investment Fund, L.P., Sanderling VI Beteiligungs GmbH & Co. KG and Sanderling VI Limited Partnership and has voting and dispositive power over the shares owned by such entity. Sanderling Venture Partners VI Co-Investment Fund, L.P. is managed by its managing directors, Fred A. Middleton and Robert G. McNeil, Timothy C. Mills, Timothy J. Wollaeger and Paul A. Grayson. Such individuals disclaim beneficial ownership of all such shares held by the foregoing funds, except to the extent of their proportionate pecuniary interests therein.

 (3) Includes 2,329,253 shares held by and 217,915 shares issuable under warrants held by Alafi Capital Company LLC ("Alafi Capital"). Christopher Alafi, one of our directors, and Moshe Alafi are the managing partners of Alafi Capital and have full voting and investment power with respect to the shares owned by Alafi Capital.

 (4) Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 2,493,975 shares of our common stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Edward C. Johnson 3d and FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of the 2,493,975 shares owned by the Funds. Members of the family of Edward C. Johnson 3d, Chairman of FMR Corp., are the predominant owners, directly or through trusts, of Series B shares of common stock of

                                      25



          FMR Corp., representing 49% of the voting power of FMR Corp. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees. All information regarding ownership by Fidelity is based solely on a Schedule 13G filed by Fidelity on February 14, 2007.

 (5) T. Rowe Price Associates, Inc. ("Price Associates") does not serve as custodian of the assets of any of its clients; accordingly, in each instance only the client or the client's custodian or trustee bank has the right to receive dividends paid with respect to, and proceeds from the sale of, such securities. The ultimate power to direct the receipt of dividends paid with respect to, and the proceeds from the sale of, such securities, is vested in the individual and institutional clients which Price Associates serves as investment adviser. Any and all discretionary authority which has been delegated to Price Associates may be revoked in whole or in part at any time. All information regarding ownership of Price Associates is based solely on a
          Schedule 13G filed by Price Associates on February 14, 2007.

 (6) Includes 1,602,200 and 16,800 shares purchased from us by Federated Kauffmann Fund and Federated Kaufmann Fund II, respectively, in a registered direct public offering in March 2007.

 (7) Next Century Growth Investors, LLC ("Next Century Growth") has investment discretion and/or voting power over client securities, which may be revoked, including shares of common stock of the Company. Thomas L. Press and Donald M. Longlet, as a result of their positions with and ownership positions in Next Century Growth, could be deemed to confer upon each of them voting and/or investment power over the shares. Each of Next Century Growth, Thomas L. Press and Donald M. Longlet disclaim beneficial ownership of such stock except to the extent of each of their respective pecuniary interested therein, if any. All information regarding ownership of Next Century Growth and Messrs. Press and Longlet is based solely on a Schedule 13G filed by Next Century Growth on February 14, 2007.

 (8) Includes (a) 593,495 shares held by EGS Private Healthcare Partnership, L.P., (b) 84,782 shares held by EGS Private Healthcare Counterpart, L.P., (c) 1,046,798 shares held by EGS Private Healthcare Partnership II L.P., (d) 165,089 shares held by EGS Private Healthcare Investors II, L.P.,
          (e) 157,517 shares held by EGS Private Healthcare Canadian Partners, L.P., and (f) 12,115 shares held by EGS Private Healthcare President's Fund, L.P. (collectively, "EGS").

          EGS Private Healthcare Investors, L.L.C. is the general partner of EGS Private Healthcare Partnership II L.P., EGS Private Healthcare Investors II, L.P., EGS Private Healthcare Canadian Partners, L.P. and EGS Private Healthcare President's Fund, L.P. and has voting and dispositive power over the shares owned by such entities. EGS Private Healthcare Investors, L.L.C. is managed by a board of managers comprised of Abhijeet Lele and Terry Vance. Such individuals disclaim beneficial ownership of all such shares held by the foregoing funds, except to the extent of their proportionate pecuniary interests therein.

          EGS Private Healthcare Associates, LLC is the general partner of EGS Private Healthcare Partnership, L.P. and EGS Private Healthcare Counterpart, L.P. and has voting and dispositive power over the shares owned by such entities. EGS Private Healthcare Associates, LLC is managed by Fred Greenberg, its managing member. Mr. Lele has also been delegated authority to act on behalf of such entity. Such individuals disclaim beneficial ownership of all such shares held by the foregoing funds, except to the extent of their proportionate pecuniary interests therein.

 (9) Includes 300,000 shares purchased from us by TimesSquare Capital Management, LLC in a registered direct public offering in March 2007.

(10) Includes 3,315,549 shares held by and 58,302 shares issuable under warrants held by Sanderling as described above. Mr. Middleton disclaims beneficial ownership of the shares and warrants held by Sanderling and

                                      26



          Middleton-McNeil L.P. except to the extent of his proportionate ownership interest therein. Also includes options to purchase 60,000 shares of common stock.

(11)      Includes options to purchase 30,000 shares.

(12) Includes 2,329,253 shares held by and 217,915 shares issuable under warrants held by Alafi Capital as described above. Dr. Alafi is a general partner of Alafi Capital and disclaims beneficial ownership of the shares and warrants held by Alafi Capital except to the extent of his proportionate partnership interest therein. Also includes 19,201 shares issuable under warrants and options to purchase 27,500 shares of common stock held by Dr. Alafi.

(13)      Includes options to purchase 30,000 shares.

(14)      Includes options to purchase 27,500 shares.

(15) Includes 222,039 shares held by and 12,480 shares issuable under warrants held by Prolog Capital A, L.P. and 114,379 shares held by and 6,720 shares issuable under warrants held by Prolog Capital B, L.P. Dr. Johnson is a Principal of each of such entities and disclaims beneficial ownership of the shares and warrants held by such entities except to the extent of his proportionate partnership interest therein. Also includes options to purchase 27,500 shares of common stock.

(16)      Includes 4,000 shares held by Advisors To Healthcare
          Suppliers (ATHS), formerly MedTech Partners. Mr. Kelley is a partner of ATHS and disclaims beneficial ownership of the shares held by ATHS except to the extent of his proportionate partnership interest therein. Also includes options to purchase 61,527 shares.

(17) Includes 2,059,796 shares held by held by EGS as described above. Mr. Lele is a general partner of EGS and member of the board of managers of EGS Private Healthcare Investments, L.L.C. and EGS Private Healthcare Associates, L.L.C., which control the EGS entities, and disclaims beneficial ownership of such shares and warrants held by the EGS entities except to the extent of his proportionate ownership interest therein. Also includes options to purchase 23,333 shares of common stock.

(18)      Includes options to purchase 32,500 shares of common stock.

(19)      Includes options to purchase 42,500 shares of common stock.

(20)      Includes options to purchase 372,836 shares of common stock.

(21) Includes options to purchase 88,770 shares. Also includes 100 shares owned by Mr. Bruce's minor daughter.

(22)      Includes options to purchase 231,200 shares of common stock.

(23)      Includes options to purchase 5,875 shares of common stock.

(24)      Includes options to purchase 111,238 shares of common stock.

(25)      Includes options to purchase 107,814 shares of common stock.

                              VI. AUDIT COMMITTEE

       Three non-employee directors comprise the audit committee. All are independent as defined in Rule 4200 (a)(15) of the Rules of the NASD. The Board of Directors has adopted a written charter for the audit committee which was attached as Exhibit A to the Company's Proxy statement filed on April 14, 2006.

       The audit committee assists the board of directors in its oversight of the Company's accounting and financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the Company's systems of internal control, while the independent registered public accountants are responsible for performing an independent audit of the Company's financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

       In fulfilling its oversight responsibilities the Committee reviewed and discussed the audited financial statements to be included in the Annual Report on From 10-K for the year ended December 31, 2006 with management, including a discussion of the quality and the acceptability of the Company's financial reporting practices and the internal controls over financial reporting.

       The committee reviewed with the independent registered public accounting firm their judgments as to the quality and the acceptability of the Company's financial reporting and such other matters as are required to be discussed with the Committee under auditing standards generally accepted in the United States, including the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Committee discussed with the independent auditors, the auditor's independence from management of the Company including the matters in the auditors' written disclosure and the letter required by Standard No. l of the Independence Standards Board received by the Company.

       The Company's independent registered public accountants did not provide any non-audit services to the Company during 2006.

       In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission, The committee has appointed Ernst & Young LLP as the Company's independent registered public accountants for fiscal 2007.

William C. Mills III, Chair
Robert J. Messey
David W. Benfer

         VII. PROPOSAL II: AMENDMENT OF THE 2002 STOCK INCENTIVE PLAN

       Our 2002 Stock Incentive Plan was adopted by our Board of Directors in February 2002 and approved by our stockholders in March 2002. Our Board of Directors believes that long-term incentive compensation programs align the interests of management, employees and the stockholders to create long-term stockholder value. The Board believes that plans such as the 2002 Stock Incentive Plan increase our ability to achieve this objective by allowing for several different forms of long-term incentive awards, which the Board believes will help us recruit, reward, motivate and retain talented personnel.

       As of March 31, 2007, a total of 6,110,998 shares of common stock have been reserved for issuance under this plan, which includes shares that were available for issuance under the 1994 Stock Option Plan as of the date the 2002 Stock Incentive Plan was adopted and shares that were added to the authorized shares on January 1, 2003, 2004, 2005, 2006 and 2007 pursuant to the terms of the 2002 Incentive Stock Plan. In addition, under the terms of our 2002 Non-Employee Directors' Stock Plan, grants for shares in excess of the 300,000 shares available under that plan reduce the number of shares otherwise available for grant under the 2002 Stock Incentive Plan at the time of any Stock Option award.

       Under the terms of the 2002 Stock Incentive Plan, the exercise price of each stock option is the market value of our common stock on the date of grant. Stock options have a maximum term of 10 years but terminate earlier if the individual ceases to serve as an employee. As of March 31, 2007, options and stock appreciation rights to purchase 3,092,521 shares were issued and outstanding under the 2002 Stock Incentive Plan and 1,848,314 options and stock appreciation rights had been exercised. In addition, as of such date, 715,776 shares of restricted stock were issued and outstanding under the 2002 Stock Incentive Plan. No other awards had been made and 386,554 shares remained available for future grants as of such date (which number accounts for the reduction of shares available under the 2002 Non-employee Directors' Stock Plan, as described in the preceding paragraph). As of March 30, 2007, the closing price of our common stock was $11.90 per share.

       In April 2007, our Board of Directors approved a proposal to amend the 2002 Stock Incentive Plan to increase the shares reserved for issuance thereunder by 1,000,000 shares. We are seeking stockholder approval of this amendment to the 2002 Stock Incentive Plan.

       We are also seeking stockholder approval of the 2002 Stock Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, which we refer to as Section 162(m). Your approval of the 2002 Stock Incentive Plan will permit us to receive a tax deduction for certain awards granted under the 2002 Stock Incentive Plan as described below.

       Please see the summary of the 2002 Stock Incentive Plan below.

VOTE REQUIRED AND RECOMMENDATION

       The affirmative vote of a majority of the votes cast, in person or by proxy, will be required to approve the 2002 Stock Incentive Plan for purposes of Section 162(m) and to amend the 2002 Stock Incentive Plan to increase the number of shares reserved for issuance thereunder. Because brokers are not permitted to vote on this proposal in the absence of voting instructions from beneficial owners, broker non-votes will have no effect on the outcome of this proposal. Abstentions will have the effect of negative votes.

       The Board of Directors and our executive officers have an interest in this proposal as they may receive awards under the 2002 Stock Incentive Plan.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO INCREASE THE SHARES RESERVED UNDER THE 2002 STOCK INCENTIVE PLAN BY 1,000,000 SHARES AND APPROVAL OF THE PLAN FOR 162(M) PURPOSES.

SUMMARY OF THE 2002 STOCK INCENTIVE PLAN (INCLUDING PROPOSED AMENDMENT TO RESERVE AN ADDITIONAL 1,000,000 SHARES FOR ISSUANCE)

       The 2002 Stock Incentive Plan is summarized below. The following summary of certain features of the 2002 Stock Incentive Plan is qualified in its entirety by reference to the actual text of the 2002 Stock Incentive Plan, which is attached as Appendix A to this proxy statement.

       General. This plan is designed to attract, motivate and retain our
       -------
employees and other selected individuals through long-term incentive and other awards, thereby providing them with a proprietary interest in our growth and performance.

       Eligibility. Our employees, including any employees of any direct or
       -----------
indirect subsidiaries that we may form from time to time, and consultants and contractors are eligible to participate in this plan, and awards may consist of any form of stock option, performance share award or restricted stock award. However, the grant of incentive stock options is restricted to our employees or the employees of any of our direct or indirect subsidiaries. There are currently approximately 200 employees and directors eligible to participate under the 2002 Stock Incentive Plan.

       Administration. This plan is administered by the Board of Directors
       --------------
through a committee appointed by the Board of Directors. The Compensation Committee of the Board of Directors currently administers this plan. Currently, every member of the Compensation Committee is (i) a "Non-Employee Director" within the meaning of Rule 16b-3 of the Exchange Act, and (ii) an "independent director" for purposes of the rules and regulations of The Nasdaq Global Market, Inc. Our Compensation Committee charter specifies that a majority of the members shall be "outside directors" as defined by Section 162(m) of the Internal Revenue Code, and that any members who are not "outside directors" as defined by Section 162(m) of the Internal Revenue Code, shall recuse themselves from participating in discussion regarding, or voting on, matters that require the approval of "outside directors" under Section 162(m) of the Internal Revenue Code. The Committee has full power to determine persons eligible to participate in the plan, to interpret this plan, to adopt the rules, regulations and guidelines necessary or proper to carry out this plan and to determine the type and terms of any awards to be granted. The specific terms, conditions, performance requirements, limitations and restrictions of any award will be set forth in an award agreement, entered into between us and a participant.

       Awards may include but are not limited to the following:

       Stock Options. The Committee is able to grant nonstatutory stock options and incentive stock options under the 2002 Stock Incentive Plan. The award agreement for an option grant shall set forth the terms and provisions of the award, including the exercise price per share, the maximum duration of the option and the number of shares of common stock to which the option pertains. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the common stock on the date the option is granted (110% in the case of a 10% stockholder), and the exercise price of a nonstatutory option shall be determined by the Committee, but may not be less than 85% of the fair market value of the common stock on the date the option is granted. As our common stock is listed on the Nasdaq Global Market, the fair market value is the per share closing sale price for the common stock (or the average of the closing bid and asked prices if no sales were reported that day) on the date the option is granted. No individual may be granted options to purchase more than 277,777 shares during any fiscal year.

       The price at which shares of stock may be purchased under a stock option must be paid in cash at the time of exercise, or, at the discretion of the Committee, by the tender of stock or another award, or through a cashless exercise whereby a portion of the proceeds from the sale of the option shares is paid to us in satisfaction of the exercise price.

       The term of an option may not exceed 10 years, except that, with respect to any participant who owns 10% of the voting power of all classes of our outstanding capital stock, the term of an incentive stock option may not exceed five years.

       Pursuant to the current form of nonqualified stock option agreement and the form of incentive stock option agreement, options have a ten year term. Grants to non-employees generally vest over a one or two-year period. Under the current form of stock option agreement, grants to employees generally become partially available for exercise on the first anniversary of the grant date. On such date, 25% of the shares covered by the option become available for exercise, with an additional 2.0833% becoming available on the first day of each calendar month thereafter, such that the entire number of shares covered by an option are available by the fourth anniversary of the grant date. In the event of a change of control and if a participant's employment is terminated in contemplation of, or within one year after, the change of control, the option fully vests. For these purposes, a change of control means:

       * the purchase or acquisition by any person, entity or group of beneficial ownership of 20% or more of the then-outstanding shares of our common stock or of the combined voting power to elect the board of directors;

       * a change in a majority of the members of the board of directors in place at the date of effectiveness of this plan, unless any such change is approved by a majority of such remaining original board members; or

       * the liquidation, dissolution, sale of all or substantially all of our assets, or a merger, reorganization or consolidation, under circumstances whereby the stockholders immediately prior to such transaction do not own more than 50% of the common stock and combined voting power of the successor corporation immediately after such transaction.

       After a termination of service with us, a participant will be able to exercise the vested portion of his or her option for the period of time stated in the award agreement. If no such period of time is stated in the participant's award agreement, the participant will generally be able to exercise his or her option for (i) 30 days following his or her termination for reasons other than death or disability, and (ii) twelve months following his or her termination due to death or disability. In no event may an option be exercised later than the expiration of its term.

       Stock Appreciation Rights. The Committee has approved the issuance of stock appreciation rights under the Plan. Stock appreciation rights are the rights to receive the appreciation in fair market value of common stock between the exercise date and the date of grant. We can pay the appreciation in either cash, or shares of our common stock, or a combination thereof. Stock appreciation rights will become exercisable at the times and on the terms established by the Committee, subject to the terms of the 2002 Stock Incentive Plan. The Committee, subject to the terms of the 2002 Stock Incentive Plan, will have complete discretion to determine the terms and conditions of stock appreciation rights granted under the 2002 Stock Incentive Plan; provided, however, that the term of a stock appreciation right may not repriced without stockholder approval, as discussed below. After termination of service with us, a participant will be able to exercise the vested portion of his or her stock appreciation right for the period of time stated in the award agreement. If no such period of time is stated in a participant's award agreement, a participant will generally be able to exercise his or her stock appreciation right for
(i) six months following his or her termination for reasons other than death or disability, and (ii) twelve months following his or her termination due to death or disability. In no event will a stock appreciation right be exercised later than the expiration of its term.

       Performance Shares. A performance share award is an award denominated in units of stock, which will provide for payment of stock if performance goals are achieved over specified performance periods. Once the performance share award vests, the participant shall be entitled to payout of the value of the award in shares of common stock.

       Restricted Stock. Restricted stock is an award of common stock granted subject to restrictions on transfer and vesting requirement as determined by the Committee. The Committee shall have complete discretion to determine (i) the number of shares subject to a restricted stock granted to any participant and (ii) the conditions for grant or for vesting that must be satisfied, which typically will be based principally or solely on continued service to us but may include a performance-based component. Shares of common stock granted under any restricted stock agreement may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until all applicable restrictions are removed or have expired, except as provided for by the Committee.

       Restrictions on Transferability. Awards granted under this plan are
       -------------------------------
generally not transferable by the participant except by law, will or the laws of descent and distribution, or by permission of the Committee.

       Receipt of Award. If payment is required, payment of awards may be
       ----------------
made in the form of cash, stock or any combination of cash or stock as determined by the committee. In addition, payments may be deferred, and dividends or dividend equivalent rights may be extended to and made a part of any award denominated in stock or units of stock, in accordance with such terms, conditions or restrictions as the Committee may establish. Participants may also be offered an election to substitute an award for another award or awards of the same or different type.

       Section 162(m). Section 162(m) denies a deduction to any publicly
       --------------
held corporation for compensation paid to "covered employees" in a taxable year to the extent that compensation to any covered employee exceeds $1 million. It is possible that compensation attributable to stock awards, when combined with all other types of compensation received by our covered employees, could cause us to exceed this limitation in any particular year for one or more of our covered employees. For purposes of Section 162(m), the term "covered employee" means our chief executive officer and our four highest compensated officers as of the end of a taxable year, determined in accordance with federal securities laws.

       Compensation that qualifies as "performance-based compensation" under Section 162(m) is exempt from the $1 million deduction limit. The 2002 Stock Incentive Plan is being submitted to the stockholders for approval in order to permit certain awards granted under 2002 Stock Incentive Plan to covered employees to qualify as "performance-based compensation." Prior to the date of the Annual Meeting, awards granted under the Incentive Compensation Plan were exempt from the deduction limit imposed by Section 162(m) based upon a transition exemption for companies that have recently become public. This transition exemption ends as of the date of the 2008 Annual Meeting.

       In order to preserve our ability to deduct the compensation associated with options and stock appreciation rights granted to such persons, the 2002 Stock Incentive Plan provides that no participant may be granted options and stock appreciation rights to purchase more than 277,777 shares of common stock in any fiscal year. We have designed the 2002 Stock Incentive Plan so that it permits us to also issue other awards that qualify as performance-based compensation under Section 162(m) of the Code.

       The Committee, in its discretion, may establish performance goals applicable to a participant with respect to an award. At the Committee's discretion, one or more of the following performance goals may apply: annual revenue, cash position, earnings per share, net income, operating cash flow, operating income, return on assets, return on equity, return on sales, and total stockholder return, all as determined in accordance with accounting principles generally accepted in the United States.

       Capitalization Changes. In the event that our capital stock is
       ----------------------
changed by reason of any stock split, reverse stock split, stock dividend, recapitalization or other change in our capital structure, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the 2002 Stock Incentive Plan, the individual fiscal year limits applicable to restricted stock, performance share awards, stock appreciation rights and options, the number and class of shares of stock subject to any award outstanding under the 2002 Stock Incentive Plan, and the exercise price of any such outstanding option or SAR or other award. Any such adjustment shall be made upon approval of the Compensation Committee of our Board of Directors, whose determination shall be conclusive.

       Repricings. Other than in connection a change in our capitalization,
       ----------
discussed above, neither the Committee nor the Board shall have the authority to reprice any outstanding option or stock appreciation right without stockholder approval. For purposes of the 2002 Stock Incentive Plan, repricing includes lowering the exercise price of an option or the grant price of a stock appreciation right after it is granted and canceling an option at a time when its exercise price exceeds the fair market value of the underlying stock, in exchange for an option, restricted stock award or other equity related award.

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       Amendment, Suspensions and Termination of the 2002 Stock Incentive
       ------------------------------------------------------------------
Plan. Our Board of Directors may amend, alter, suspend or terminate the
----
2002 Stock Incentive Plan at any time, except that stockholder approval is required for any amendment to the 2002 Stock Incentive Plan to the extent required by any applicable laws. No amendment, alteration, suspension or termination of the 2002 Stock Incentive Plan will impair the rights of any participant, unless mutually agreed otherwise between the participant and the Committee and which agreement must be in writing and signed by the participant and the Company. The 2002 Stock Incentive Plan will terminate on March 25, 2012, unless our Board of Directors terminates it earlier.

FEDERAL INCOME TAX ASPECTS

       The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of awards granted under the 2002 Stock Incentive Plan. Tax consequences for any particular individual may be different.

       Nonstatutory Stock Options. No taxable income is realized when a
       --------------------------
nonstatutory stock option with an exercise price equal to the fair market value of the underlying stock on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount by which the fair market value of the shares purchased on the date of exercise, exceeds the exercise price paid for such share. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

       Incentive Stock Options. No taxable income is realized when an
       -----------------------
incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case the differential between the fair market value on the date of grant and the exercise price is an alternative minimum tax preference item). If a participant exercises the option and then later sells or otherwise disposes of the shares acquired pursuant to an incentive stock option more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will realize ordinary income at the time of the disposition equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

       Stock Appreciation Rights. No taxable income is realized when a
       -------------------------
stock appreciation right with an exercise price equal to the fair market value of the underlying stock on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of excess, if any, of the fair market value of the stock on the date of exercise over the fair market value of the stock on the date of grant. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

       Restricted Stock. Unless a timely 83(b) election is made, as
       ----------------
described in the following paragraph, a participant generally will not realize taxable income at the time an award of restricted stock is granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the award becomes either (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. The amount of ordinary income recognized will be equal to the difference between the fair market value of the shares at the time any restrictions on transferability lapse and the original purchase price paid for the shares, if any.

       A participant may elect, pursuant to Section 83(b) of the Internal Revenue Code, to recognize ordinary income at the time he or she is granted the award in an amount equal to the fair market value of the shares underlying the award (less the purchase price paid for the shares, if any) on the date the award is granted, notwithstanding that the restricted stock would otherwise not be includible in gross income at that time. Any change in the value of the shares after the date of grant would be taxed as a capital gain or loss if and when the shares are disposed of by the participant. If the section 83(b) election is made, the participant's holding period for capital gains begins on the date of grant.

       Performance Shares. A participant generally will not recognize
       ------------------
taxable income upon the granting of an award of performance shares. Upon selling shares of stock received in payment under a performance share, the participant will recognize a capital gain or loss in an amount equal to the difference between the sale price of the share and the participant's tax basis in the share.

       Tax Effect for the Company. We generally will be entitled to a tax
       --------------------------
deduction in connection with an award under the 2002 Stock Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our Chief Executive Officer and to each of its four most highly compensated executive officers. Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the 2002 Stock Incentive Plan, which we are seeking as part of this proxy, setting limits on the number of awards that any individual may receive and for awards other than certain stock options, establishing performance criteria that must be met before the award actually will vest or be paid. The 2002 Stock Incentive Plan has been designed to permit the Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting us to continue to receive a federal income tax deduction in connection with such awards.

       Section 409A. Section 409A of the Code, which was added by the
       ------------
American Jobs Creation Act of 2004, provides certain new requirements with respect to non-qualified deferred compensation arrangements. These include new requirements with respect to an individual's election to defer compensation and the individual's election of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that distributions may only be made on or following the occurrence of certain events (e.g., the individual's separation from service, a predetermined date, or the individual's death or a change in control).
Section 409A imposes restrictions on an individual's ability to change his or her distribution timing or form after the compensation has been deferred. For certain individuals who are "specified employees", Section 409A requires that such individual's distribution commence no earlier than six months after such individuals separation from service. For purposes of
Section 409A, the term "specified employee" includes officers with a certain level of compensation ($145,000 in 2007) and employees with a certain level of ownership in the company.

       Awards granted under the 2002 Stock Incentive Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A's provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Generally, we intend to structure any awards under the 2002 Stock Incentive Plan to meet the applicable tax law requirements under Section 409A in order to avoid its adverse tax consequences.

       THE FOREGOING IS ONLY A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES TO THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE 2002 STOCK INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

ACCOUNTING TREATMENT

       We adopted Statement of Financial Accounting Standards ("SFAS") No. 123 (revised 2004), "Share-Based Payment," ("SFAS 123(R)") in the first quarter of fiscal 2006. SFAS 123(R) requires the estimated fair market value of all share-based payments to employees, including grants of employee stock options, to be recognized as expense in the statement of operations. Share-based compensation expense to be recognized would include the estimated expense for all stock awards granted on and subsequent to January 29, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R), and the estimated expense for the portion vesting in the period for options granted prior to, but not vested as of January 29, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123.

STOCK ISSUANCES

       The Committee has discretionary authority to approve awards under the 2002 Incentive Stock Plan. For this reason, the benefits that will be received by or allocated to any person or group of persons under the 2002 Stock Incentive Plan in future periods is not presently determinable. No awards have been approved by the Committee to be granted under the 2002 Incentive Stock Plan subject to stockholder approval at the 2007 Annual Meeting.

       VIII. PROPOSAL III: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC
                                  ACCOUNTANTS

       Our audit committee, pursuant to its charter, has appointed Ernst & Young LLP as the Company's independent registered public accountants to examine the financial statements of the Company for our 2007 fiscal year.

       While the audit committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the audit committee and our board are requesting, as a matter of policy, that the stockholders ratify the appointment of Ernst & Young LLP as the Company's independent registered public accountants for 2007. The audit committee is not required to take any action as a result of the outcome of the vote on this proposal. However, if the stockholders do not ratify the appointment, the audit committee may investigate the reasons for stockholder rejection and may consider whether to retain Ernst & Young LLP or to appoint another firm. Furthermore, even if the appointment is ratified, the audit committee in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

       A formal statement by representatives of Ernst & Young LLP is not planned for the annual meeting. However, Ernst & Young LLP representatives are expected to be present at the meeting and available to respond to appropriate questions.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2007.

                  IX. PRINCIPAL ACCOUNTING FEES AND SERVICES

       The following fees were charged for professional services rendered by Ernst & Young LLP, our independent auditors, in fiscal year 2005 and fiscal year 2006:

---------------------------------------------------------------------------------
                                                               AMOUNT BILLED FOR
                                                                  FISCAL YEAR
                                                              -------------------
                                                                2005       2006
DESCRIPTION OF PROFESSIONAL SERVICE                              $          $
---------------------------------------------------------------------------------
 AUDIT FEES - professional services rendered for the audit
 of our annual financial statements and review of financial
 statements included in our Form 10-Q or services that are
 normally provided by the accountant in connection with
 statutory and regulatory filings or engagements for those
 fiscal years.                                                $492,883   $491,983
---------------------------------------------------------------------------------
 AUDIT-RELATED FEES - assurance and related services by
 Ernst & Young LLP that are reasonably related to the
 performance of the audit or review of financial statements
 and are not reported as "Audit Fees."                           1,500      1,500
---------------------------------------------------------------------------------
 TAX FEES - professional services rendered by Ernst & Young
 LLP for tax compliance, tax advice and tax planning.               --         --
---------------------------------------------------------------------------------
 ALL OTHER FEES                                                     --         --
---------------------------------------------------------------------------------
 TOTAL ERNST & YOUNG LLP FEES                                 $494,383   $493,483
---------------------------------------------------------------------------------

       PRE-APPROVAL POLICY

       As described in the audit committee charter, which was amended and restated in March 2004, it is the audit committee's policy and procedure to review and consider and ultimately pre-approve, where appropriate, all audit and non-audit engagement services to be performed by our independent registered public accountants.

            X. CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

       Since January 1, 2001, there has not been, nor is there currently planned, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeds $120,000 and in which any director, executive officer or holder of more than 5% of our common stock or any member of such persons' immediate families had or will have a direct or indirect material interest other than agreements which are described below.

       Nasdaq Rules. The Nasdaq rules defining "independent" director status also govern conflict of interest situations. Each of our directors other than Mr. Hogg qualifies as "independent" in accordance with Nasdaq rules. The Nasdaq rules include a series of objective tests that would not allow a director to be considered independent if the director had certain employment, business or family relationships with the Company. The Nasdaq independence definition includes a requirement that the board also review the relations of each independent director to the Company on a subjective basis. In accordance with that review, the board has made a subjective determination as to each independent director that no relationships exist that, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director's business and personal activities as they may relate to the Company and the Company's management.

       SEC Rules. In addition to the Company and Nasdaq policies and rules described above, the SEC has specific disclosure requirements covering certain types of transactions involving the Company and a director, executive officer or other specified party. There were no such transactions in fiscal year 2006 except as disclosed below. Further, with regard to SEC rules, we have not engaged in any transaction, or series of similar transactions, since the beginning of fiscal year 2006, or any currently proposed transaction, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeds $120,000 and in which any of our directors, executive officers, nominees for election as a director, beneficial owners of more than 5% of our Common Stock, or members of their immediate family had, or will have, a direct or indirect material interest.

       In addition, except as noted in the following paragraph, none of the following persons has been indebted to the Company or its subsidiaries at any time since the beginning of fiscal year 2006: any of our directors or executive officers; any nominee for election as a director; any member of the immediate family of any of our directors, executive officers or nominees for director; any corporation or organization of which any of our directors, executive officers or nominees is an executive officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities (except trade debt entered into in the ordinary course of business); and any trust or other estate in which any of the directors, executive officers or nominees for director has a substantial beneficial interest or for which such person serves as a trustee or in a similar capacity.

       NOTE RECEIVABLE

       In November 2001, we loaned $134,700 to Doug Bruce in connection with the exercise of options to purchase 83,333 shares of common stock. This note was a full recourse note which bore interest at the rate of 7% per annum. This note and the accrued interest due were fully repaid in 2006.

       NOTE AND WARRANT PURCHASE AGREEMENT

       In November 2005, we entered into a Note and Warrant Purchase Agreement with Sanderling Venture Partners VI Co-Investment Fund, L.P. and Alafi Capital Company LLC relating to (i) the commitment by these investors to lend to us up to an aggregate principal amount of $20 million (the "Committed Funds") to be evidenced by promissory notes (the "Notes"), and
(ii) the issuance of warrants to purchase shares of our common stock. The private placement was conducted pursuant to Section 4(2) of the Securities Act of 1933, as amended. Net proceeds from the private placement, if they had been drawn, would have been used for working capital and other general corporate purposes.

       The Committed Funds were available for us to draw until the earlier of May 10, 2006 or the receipt by us of not less than $30 million in connection with a future equity or debt strategic financing with a medical device or technology company (the "Commitment Period"), with an option to extend the Commitment Period and the term of the Notes through November 10, 2006. Each of the investors received five-year warrants to purchase 153,209 shares of our common stock at an exercise price of $6.527 per share, which was equal to the average daily closing price of our common stock for 10 consecutive trading days commencing November 4, 2005 and ending on November 17, 2005. The number of shares of common stock issued was equal to the portion of such investor's Committed Funds multiplied by 10%, divided by the exercise price. Additional warrants would have been issuable if we had drawn down on the Committed Funds or elected to extend the Commitment Period or the term of the Notes to November 10, 2006. We did not extend the Commitment Period or draw down the funds.

       Our chairman, Fred A. Middleton, is a managing director of an entity that is the general partner of Sanderling Venture Partners VI Co-Investment Fund, L.P. Christopher Alafi, one of our board members, is a manager of Alafi Capital Company.

       ARRANGEMENTS WITH DR. PRYSTOWSKY

       On February 7, 2007, we appointed Dr. Eric N. Prystowsky as a Class I member of our Board of Directors. In February 2004, we entered into a consulting agreement with Dr. Prystowsky, one of our directors. The agreement was amended in July 2005 and provides that Dr. Prystowsky will serve as Chairman of our Electrophysiology Scientific Advisory Board and as a member of our Scientific Advisory Board. Additionally, Dr. Prystowsky agreed to (1) advise us in matters related to magnetic navigation systems, devices and therapies, (2) make presentations at conferences and seminars on our behalf, and (3) educate and train physicians regarding our technology. In consideration for his consulting and advisory board services, Dr. Prystowsky is entitled to receive a total cash stipend of $75,000 per year. Dr. Prystowsky also receives an annual stipend of $40,000 for the educational services he provides us. If Dr. Prystowsky provides more than 50 hours of educational services in a year he will receive an hourly fee of $800 for the additional hours, up to a maximum of $100,000 total fees for his educational services. We paid a total of $79,583 to Dr. Prystowsky in 2005 and $136,600 in 2006 for consulting services under this agreement. The initial term of the agreement expired in February 2007 and was extended for a one-year period in accordance with the terms of the contract. Compensation under the consulting agreement is separate from compensation payable to Dr. Prystowsky as a director.

                       XI. STOCK PRICE PERFORMANCE GRAPH

       The following graph shows the total shareholder return of an investment of $100 in cash since Stereotaxis' initial public offering of common stock on August 11, 2004 through December 31, 2006, the NASDAQ Composite (U.S.) Index and the NASDAQ Medical Device Index. All values assume reinvestment of the full amount of all dividends although dividends have never been declared on Stereotaxis' common stock.

                                          COMPARISON OF CUMULATIVE TOTAL RETURN
                                    AMONG STEREOTAXIS, INC., THE NASDAQ STOCK MARKET,
                                   AND THE NASDAQ MEDICAL DEVICE MANUFACTURER'S INDEX

                                                       [graph]

                                               -------------------------------------------------------------------------
                                               8/12/04      12/31/04     6/30/05      12/31/05     6/30/06      12/31/06
                                               -------------------------------------------------------------------------

Stereotaxis, Inc.                              $100.00       125.70       102.43       110.10       137.98       131.97
NASDAQ                                         $100.00       123.83       117.60       126.46       125.05       138.94
NASDAQ Medical Device Index                    $100.00       118.93       118.49       130.58       125.39       137.72

                       ----------------------------

       In accordance with the rules of the SEC, the information contained in the Report of the Compensation Committee on Executive Compensation, the Report of the Audit Committee and the Stock Price Performance Graph shall not be deemed to be "soliciting material," or to be "filed" with the SEC or subject to the SEC's Regulation 14A, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

         XII. SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934, as amended, requires all Company executive officers, directors, and persons owning more than 10% of any registered class of our capital stock to file reports of ownership and changes in ownership with the SEC. Based solely on the reports received by us and on written representations from reporting persons, we believe that all such persons timely filed such reports during the last fiscal year with the exception of Mr. Benfer, who filed a late Form 4 in June 2006, reporting his purchase of 600 shares of our common stock that occurred in May 2006.

                           XIII. GENERAL INFORMATION

A. STOCKHOLDER PROPOSALS

       PROPOSALS INCLUDED IN PROXY STATEMENT

       Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2008 annual meeting and that stockholders desire to have included in the Company's proxy materials relating to such meeting must be received by the Company at its principal executive offices no later than December 23, 2007, which is 120 calendar days prior to the anniversary of this year's mailing date. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

       PROPOSALS NOT INCLUDED IN THE PROXY STATEMENT

       Our restated bylaws provide that stockholders seeking to bring business before an annual meeting of stockholders, or to nominate candidates for election as directors at an annual meeting of stockholders, must provide timely notice in writing. To be timely, a stockholder's notice must be delivered to or mailed and received at our principal executive offices not more than 120 days or less than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. However, in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be received not later than the close of business on the 10th day following the date on which notice of the date of the annual meeting was mailed to stockholders or made public, whichever first occurs. Our restated bylaws specify requirements as to the form and content of a stockholder's notice. These provisions may preclude stockholders from bringing matters before an annual meeting of stockholders or from making nominations for directors at an annual meeting of stockholders.

       Any stockholder wishing to submit a candidate for election to our board of directors should follow the procedures outlined in "Director Nominations." For all other proposals, as to each matter of business proposed, the stockholder should send the following information to the Corporate Secretary, Stereotaxis, Inc., 4320 Forest Park Avenue, Suite 100, St. Louis, Missouri 63108:

       * A brief description of the business desired to be brought before the meeting and the reasons for conducting such business;

       * The text of the business (including the text of any resolutions proposed and the language of any proposed amendment to our charter documents);

       * The name and address, as they appear in our stockholder records, of the stockholder(s) proposing such business;

       * The class and number of shares of the stock which are beneficially owned by the proposing stockholder(s);

       * Any material interest of the proposing stockholder(s) in such business; and

       A statement as to whether either the proposing stockholder(s) intend(s) to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the Company's voting shares required under applicable law to carry the proposal.

       A more complete description of this process is set forth in our bylaws.

B. HOUSEHOLDING OF PROXIES

       The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report and/or proxy statement addressed to those stockholders. This process is commonly referred to as "householding." The Company and some brokers household annual reports and proxy materials, delivering a single annual report and/or proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

       Once you have received notice from your broker or the Company that your broker or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report and/or proxy statement in the future, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. If, at any time, you and another stockholder sharing the same address wish to participate in householding and prefer to receive a single copy of our annual report and/or proxy statement, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares.

       You may request to receive at any time a separate copy of our annual report or proxy statement, or notify us that you do or do not wish to participate in householding by sending a written request to our Corporate Secretary at 4320 Forest Park Avenue, Suite 100, St. Louis, Missouri 63108, or by telephoning 314-678-6100.

C. OTHER INFORMATION

       The board of directors knows of no matter, other than those referred to in this proxy statement, which will be presented at the meeting. However, if any other matters, including a stockholder proposal excluded from this proxy statement pursuant to the rules of the SEC, properly come before the meeting or any of its adjournments, the person or persons voting the proxies will vote in accordance with their best judgment on such matters. Should any nominee for director be unable to serve or for good cause will not serve at the time of the meeting or any adjournments thereof, the persons named in the proxy will vote for the election of such other person for such directorship as the board of directors may recommend, unless, prior to the meeting, the board has eliminated that directorship by reducing the size of the board. The board is not aware that any nominee herein will be unable to serve or for good cause will not serve as a director.

       The Company will bear the expense of preparing, printing and mailing this proxy material, as well as the cost of any required solicitation. Directors, officers or employees of the Company may solicit proxies on behalf of the Company. In addition, the Company will reimburse banks, brokerage firms, and other custodians, nominees and fiduciaries for reasonable expenses incurred in forwarding proxy materials to beneficial owners of the Company's stock and obtaining their proxies.

       You are urged to vote promptly by marking, signing, dating, and returning your proxy card. You may revoke your proxy at any time before it is voted; and if you attend the meeting, as we hope you will, you may vote your shares in person.

ANNUAL REPORT

       This proxy statement has been accompanied with or preceded by our Annual Report to Stockholders and our Annual Report on Form 10-K, excluding exhibits, as filed with the SEC.

April 23, 2007

                                                                  EXHIBIT A

                               STEREOTAXIS, INC.
                           2002 STOCK INCENTIVE PLAN

         AS PROPOSED TO BE AMENDED BY THE STOCKHOLDERS ON MAY 24, 2007

1.     OBJECTIVES.

The Stereotaxis, Inc. 2002 Stock Incentive Plan (the "Plan") is designed to attract, motivate and retain selected employees of, and other individuals providing services to, the Company. These objectives are accomplished by making long-term incentive and other awards under the Plan, thereby providing Participants with a proprietary interest in the growth and performance of the Company.

2.     DEFINITIONS.

(a) "Awards"--The grant of any form of stock option, performance share award, or restricted stock award, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions, performance requirements, limitations and restrictions as the Committee may establish in order to fulfill the objectives of the Plan.

(b) "Award Agreement"--An agreement between the Company and a Participant that sets forth the terms, conditions, performance requirements, limitations and restrictions applicable to an Award.

(c)    "Board"--The Board of Directors of the Company.

(d) "Code"--The Internal Revenue Code of 1986, as amended from time to time.

(e) "Committee"--The committee designated by the Board to administer the Plan and chosen from those of its members, or, in the absence of any such Committee, the Board.

(f)    "Company"--Stereotaxis, Inc., a Delaware corporation.

(g) "Fair Market Value"--The last sale price, regular way, or, in case no such sale takes place on such date, the average of the closing bid and asked prices, regular way, of the Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, Inc. (the "NYSE") or, if the Shares are not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Shares are listed or admitted to trading or, if the Shares are not listed or admitted to trading on any national securities exchange, the last quoted sale price on such date or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market on such date, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use, or, if on any such date the Shares are not quoted by any such organization, the average of the closing bid and asked prices on such date as furnished by a professional market maker making a market in the Shares selected by the Committee. If the Shares are not publicly held or so listed or publicly traded, the determination of the Fair Market Value per Share shall be made in good faith by the Committee.

(h) "Fiscal Year"--The fiscal year of the Company, as the same may be changed from time to time.

(i) "Incentive Stock Option"--A stock option intended to meet the requirements of Section 422 of the Code and the regulations thereunder.

(j) "Nonqualified Stock Option"--A stock option which is not an Incentive Stock Option.

(k) "Participant"--An individual to whom an Award has been made under the Plan. Awards may be made to employees of the Company, or any of its subsidiaries (including subsidiaries of subsidiaries), or any other entity in which the Company has a significant equity or other interest, as determined by the Committee, as well as individuals providing services to the Company; provided, that Incentive Stock Options may only be granted to employees of the Company or any of its subsidiaries (including subsidiaries of subsidiaries).

(l) "Performance Period"--A period of one or more consecutive Fiscal Years over which one or more of the performance criteria listed in Section 5(e) shall be measured pursuant to the grant of Awards (whether such Awards take the form of stock options, performance share awards, long term cash incentives or stock ownership incentive awards). Performance Periods may overlap one another.

(m) "Shares" or "Stock"--Authorized and issued or unissued shares of common stock of the Company.

3.     STOCK AVAILABLE FOR AWARDS.

Subject to adjustment pursuant to Section 12, the number of shares that may be issued under the Plan for Awards granted wholly or partly in stock during the term of the Plan is 7,110,998.(1) Shares of Stock may be made available from the authorized but unissued shares of the Company, from shares held in the Company's treasury and not reserved for some other purpose, or from shares purchased on the open market. For purposes of determining the number of shares of Stock issued under the Plan, no shares shall be deemed issued until they are actually delivered to a Participant, or such other person in accordance with Section 9. Shares covered by Awards that either wholly or in part are not earned, or that expire or are forfeited, terminated, canceled, settled in cash, payable solely in cash or exchanged for other Awards, shall be available for future issuance under Awards. Further, shares tendered to the Company in connection with the exercise of stock options, or withheld by the Company for the payment of tax withholding on any Award, shall also be available for future issuance under Awards; provided, however, that not more than 5,194,851 shares may be used for the grant of Incentive Stock Options.

4.     ADMINISTRATION.

The Plan shall be administered by the Committee, which shall have full power to select Participants, to interpret the Plan, and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present and acts approved in writing by a majority of the Committee in lieu of a meeting shall be deemed acts of the Committee. Each member of the Committee is entitled to, in good faith, rely upon any report or other information furnished to that member by any officer or other associate of the Company, any subsidiary, the Company's certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

5.     AWARDS.

The Committee shall determine the type or types of Award(s) to be made to each Participant and shall set forth in the related Award Agreement the terms, conditions, performance requirements, limitations and restrictions applicable to each Award. Awards may include but are not limited to those listed in this Section 5. Awards may be granted singly, in combination or in tandem. Awards may also be made in combination or in tandem with, in replacement or payment of, or as alternatives to, grants, rights or compensation earned under any other plan of the Company, including the plan of any acquired entity.

(a) Stock Option--A stock option is a grant of a right to purchase a specified number of shares of Stock at a stated price. The exercise price of Incentive Stock Options shall be not less than 100% of Fair Market Value on the date of grant and the exercise price of Nonqualified Stock Options shall be not less than 85% of Fair Market Value on the date of grant. No individual may be granted options to purchase more than 277,777 shares during any Fiscal Year.

(b) Performance Share Award--A performance share award is an Award denominated in units of stock. Performance share awards will provide for the payment of stock if performance goals are achieved over specified Performance Periods.

-------
(1) The 6,277,665 shares available include (i) the 1,000,000 share increase as approved by the stockholders on May 24, 2007, (ii) the shares originally included in the Plan and that were available under the Stereotaxis, Inc.
1994 Stock Option Plan, and (iii) the shares that were added annually on January 1, 2003, 2004, 2005, 2006 and 2007, respectively, pursuant to the terms of the Plan. Each of the foregoing share amounts reflect the 1-for-3.6 reverse stock split completed in July 2004.

(c) Restricted Stock Award--A restricted stock award is an Award of Stock which will vest if performance or other goals are achieved over specified Performance Periods.

(d) Performance Criteria under section 162(m) of the Code for Performance Share Awards, and Restricted Stock Awards--The performance criteria for performance share awards and restricted stock awards made to any "covered employee" (as defined by section 162(m) of the Code) and which are intended to qualify as performance-based compensation under section 162(m)(C) thereof, shall consist of objective tests based on one or more of the following: the Company's earnings per share growth; earnings; earnings per share; cash flow; customer satisfaction; revenues; financial return ratios; market performance; shareholder return and/or value; operating profits (including earnings before income taxes, depreciation and amortization); net profits; profit returns and margins; stock price; working capital; business trends; production cost; project milestones; and plant and equipment performance.

(e) Nothing herein shall preclude the Committee from making any payments or granting any Awards whether or not such payments or Awards qualify for tax deductibility under section 162(m) of the Code. No payments are to be made to a Participant if the applicable performance criteria are not achieved for a given Performance Period. If the applicable performance criteria are achieved for a given Performance Period, the Committee has full discretion to reduce or eliminate the amount otherwise payable for that Performance Period. Under no circumstances may the Committee use discretion to increase the amount payable to a Participant under a performance share award, or a restricted stock.

6.     PAYMENT OF AWARDS.

Payment of Awards may be made in the form of cash, stock or combinations thereof and may include such restrictions as the Committee shall determine. Further, payments may be deferred, either in the form of installments or as a future lump-sum payment, in accordance with such procedures as may be established from time to time by the Committee. Dividends or dividend equivalent rights may be extended to and made part of any Award denominated in stock or units of stock, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payments denominated in stock or units of stock. At the discretion of the Committee, a Participant may be offered an election to substitute an Award for another Award or Awards of the same or different type.

7.     STOCK OPTION EXERCISE.

The price at which shares of Stock may be purchased under a stock option shall be paid in full in cash at the time of the exercise or, if permitted by the Committee, by means of tendering Stock or surrendering another Award or any combination thereof. The Committee may determine other acceptable methods of tendering Stock or other Awards and may impose such conditions on the use of Stock or other Awards to exercise a stock option as it deems appropriate. In addition, the optionee may effect a "cashless exercise" of a stock option in which the option shares are sold through a broker and a portion of the proceeds to cover the exercise price is paid to the Company, or otherwise in accordance with the rules and procedures adopted by the Committee.

8.     TAX WITHHOLDING.

Prior to the payment or settlement of any Award, the Participant must pay, or make arrangements acceptable to the Company for the payment of, any and all federal, state and local tax withholding that in the opinion of the Company is required by law. The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of shares of stock under the Plan, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes.

9.     TRANSFERABILITY.

No Award shall be transferable or assignable, or payable to or exercisable by, anyone other than the Participant to whom it was granted, except (a) by law, will or the laws of descent and distribution, (b) as a result of the disability of a Participant or (c) that the Committee (in the form of an Award Agreement or otherwise) may permit transfers of Awards (other than Incentive Stock Options) by gift or otherwise to a member of a Participant's immediate family and/or trusts whose beneficiaries are members of the Participant's immediate family, or to such other persons or entities as may be approved by the Committee.

10.    AMENDMENT, MODIFICATION, SUSPENSION OR DISCONTINUANCE OF THE PLAN.

The Board may amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in law or other legal requirements or for any other purpose permitted by law; provided, however, that no such amendment, modification, suspension or termination of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant. Unless otherwise required by law, no such amendment shall require the approval of stockholders.

11.    TERMINATION OF EMPLOYMENT.

If the employment of a Participant terminates, the status of the Award shall be as set forth in the Award Agreement.

12.    ADJUSTMENTS.

In the event of any change in the outstanding Stock of the Company by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Committee shall adjust appropriately: (a) the number of shares or kind of Stock (i) available for issuance under the Plan, (ii) for which Awards may be granted to an individual Participant set forth in Section 5, and (iii) covered by outstanding Awards denominated in stock or units of stock; (b) the exercise and grant prices related to outstanding Awards; and (c) the appropriate Fair Market Value and other price determinations for such Awards. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments in the number and kind of shares and the exercise, grant and conversion prices of the affected Awards as may be deemed equitable by the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized to cause to issue or assume stock options, whether or not in a transaction to which section 424(a) of the Code applies, by means of substitution of new stock options for previously issued stock options or an assumption of previously issued stock options. In such event, the aggregate number of shares of Stock available for issuance under Awards under Section 3, including the individual Participant maximums set forth in Section 5, will be increased to reflect such substitution or assumption.

13.    MISCELLANEOUS.

(a) Any notice to the Company required by any of the provisions of the Plan shall be addressed to the chief human resources officer of the Company in writing, and shall become effective when it is received.

(b) The Plan shall be unfunded and the Company shall not be required to establish any special account or fund or to otherwise segregate or encumber assets to ensure payment of any Award.

(c) Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements or plans, subject to stockholder approval if such approval is required, and such arrangements or plans may be either generally applicable or applicable only in specific cases.

(d) No Participant shall have any claim or right to be granted an Award under the Plan and nothing contained in the Plan shall be deemed or be construed to give any Participant the right to be retained in the employ of the Company or to interfere with the right of the Company to discharge any Participant at any time without regard to the effect such discharge may have upon the Participant under the Plan. Except to the extent otherwise provided in any plan or in an Award Agreement, no Award under the Plan shall be deemed compensation for purposes of computing benefits or contributions under any other plan of the Company.

(e) The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Missouri, County of St. Louis, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

(f) The Committee shall have full power and authority to interpret the Plan and to make any determinations thereunder, and the Committee's determinations shall be binding and conclusive. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among individuals, whether or not such individuals are similarly situated.

(g) If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Committee, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

(h) The Plan was adopted by the Board on March 25, 2002 subject to approval of the stockholders of the Company within 12 months of the date it was adopted. Awards may be granted prior to such approval, but no such Award may be exercised, vested or settled prior to such approval, and if such approval is not obtained, any such Award shall be void ab initio and of no force or effect. If such approval is obtained, no further awards shall be granted under the Stereotaxis, Inc. 1994 Stock Option Plan.

(i) Subject to earlier termination pursuant to Section 10, the Plan will terminate on March 25, 2012. Awards outstanding at the termination of the Plan will not be affected by such termination.

----------------------------------------------------------------------------------------------------------------
                                                        YOUR VOTE IS IMPORTANT
 STEREOTAXIS,INC.                                     VOTE BY INTERNET/TELEPHONE
                                                     24 HOURS A DAY, 7 DAYS A WEEK

     INTERNET                                       TELEPHONE                                 MAIL
     --------                                       ---------                                 ----

https://wwww.proxypush.com/stxs                   1-866-813-1449

o Go to the website address                   o Use any touch-tone                  o Mark, sign and date your
  listed above.                       OR        telephone.                 OR         proxy card.
o HAVE YOUR PROXY CARD READY.                 o HAVE YOUR PROXY CARD                o Detach your proxy card.
o Follow the simple instructions                READY.                              o Return your proxy card in
  that appear on your computer                o Follow the simple                     the postage-paid envelope
  screen.                                       recorded instructions.                provided.


                                                                             -----------------------------------







                                                                             -----------------------------------
        1-866-813-1449
    CALL TOLL-FREE TO VOTE

| |
                                            DETACH PROXY CARD HERE
.................................................................................................................

     PLEASE SIGN, DATE AND RETURN
     THE PROXY CARD PROMPTLY                    |X|
     USING THE ENCLOSED ENVELOPE      VOTES MUST BE INDICATED
                                      (X) IN BLACK OR BLUE INK.

                     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

                                                                                        FOR    AGAINST  ABSTAIN

1. To elect four Class III directors to           2. To ratify the appointment of       | |      | |      | |
   serve until our 2010 annual meeting of            Ernst & Young LLP as our
   stockholders;                                     independent registered public
                                                     accounting firm for fiscal year
FOR       WITHHOLD                                   2007.
ALL | |   FOR ALL  | |   EXCEPTIONS | |
                                                  3. Approve the Stereotaxis, Inc.      | |      | |      | |
Nominee Class III: 01 - Bevil J. Hogg;               2002 Stock Incentive Plan for
                   02 - William M. Kelley;           purposes of 162(m) and amendment
                   03 - Fred A. Middleton;           thereto.
                   04 - William C. Mills, III
                                                  4. In their discretion, the proxies are authorized to vote
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE         upon any other business as may properly come before the
FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE            meeting.
THROUGH THAT NOMINEE'S NAME AND CHECK THE
"EXCEPTIONS" BOX ABOVE).                                   To change your address, please mark this box.  | |

                                                           To include any comments, please mark this box. | |

--------------------------------------------         --------------------------------------------------------

                                                       SCAN LINE

                                                     --------------------------------------------------------
                                                     Please sign exactly as name(s) appear hereon. Joint
                                                     owners should each sign personally. When signing as
                                                     executor, administrator, corporation officer, attorney,
                                                     agent, trustee, guardian or in other representative
                                                     capacity, please state your full title as such.


--------------------------------------------      ---------------------------------  --------------------------
                                                  Date        Share Owner sign here  Co-Owner sign here
----------------------------------------------------------------------------------------------------------------

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................................................................................

                               STEREOTAXIS, INC.
       SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING
              OF STOCKHOLDERS OF STEREOTAXIS, INC. - MAY 24, 2007

      The undersigned hereby appoints Fred A. Middleton, Bevil J. Hogg and James M. Stolze or any of them, attorneys and proxies, with full power of substitution and revocation in each, for and on behalf of the undersigned, and with all the powers the undersigned would possess if personally present, to vote at the above Annual Meeting to be held at Company's principal offices at 4320 Forest Park Avenue, Suite 100, St. Louis, Missouri 63108 on Thursday,
May 24, 2007, commencing at 9:00 a.m. Central time.

      This proxy, when properly executed, will be voted as directed by the stockholder. If no direction is given, when the duly executed proxy is returned, the shares represented by this proxy will be voted FOR proposals 1, 2 and 3 and, in the discretion of the proxies, on such other business as may properly come before the meeting, all in accordance with the Company's proxy statement, receipt of which is hereby acknowledged.

(Continued, and to be signed and dated, on the reverse side.)



                                 STEREOTAXIS, INC.
                                 P.O. BOX 11200
                                 NEW YORK, N.Y. 10203-0200



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

                                   APPENDIX


     Page 38 of the proxy statement contains a Performance Graph. The information contained within the graph is presented in a tabular format immediately following the graph.